As filed with the Securities and Exchange Commission on June 18, 2020

1933 Act File No. 033-11387
1940 Act File No. 811-04984

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 370	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 371	☒
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

With copies to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

American Beacon

PROSPECTUS

XXXX XX, 2020

Share Class
	A	C	Y	R6
American Beacon TwentyFour Short Term Bond Fund	TFBAX	TFBCX	TFBYX	TFBRX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from the Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your ﬁnancial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.”

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon TwentyFour Short Term Bond FundSM

Investment Objectives

The Fund’s investment objectives are to seek a positive return based on a combination of income and, secondarily, capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page XX of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page XX of the statement of additional information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts and Waivers.” Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50% [1]	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses[2]	0.96%	0.96%	0.91%	0.81%
Total Annual Fund Operating Expenses	1.76%	2.51%	1.46%	1.36%
Fee Waiver and/or expense reimbursement[3]	(0.89%)	(0.89%)	(0.89%)	(0.89%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.87%	1.62%	0.57%	0.47%
1	A contingent deferred sales charge (“CDSC”) of 0.50% will be charged on certain purchases of $250,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	Other Expenses are based on estimated expenses for the current fiscal year.
3	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s A Class, C Class, Y Class and R6 Class shares, as applicable, through October 31, 2021 to the extent that Total Annual Fund Operating Expenses exceed 0.87% for the A Class, 1.62% for the C Class, 0.57% for the Y Class and 0.47% for the R6 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through October 31, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years
A	$337	$640
C	$265	$630
Y	$58	$306
R6	$48	$274

Assuming no redemption of shares:

Share Class	1 Year	3 Years
C	$165	$630

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. For the period from the Fund’s commencement of operations on February 18, 2020 through the fiscal year ended June 30, 2020, the Fund’s portfolio turnover rate was XX% of the average value of its portfolio.

Prospectus – Fund Summary1

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed-income securities and derivatives that provide exposure to fixed-income securities. The Fund’s investments may be of any maturity or duration, although, under normal market conditions, the Fund’s dollar-weighted average maturity is expected to be under three years. The Fund’s dollar-weighted average maturity may, at times, exceed three years under certain circumstances, including, for example, in response to adverse market conditions or shareholder redemption requests. The Fund will invest primarily in investment-grade instruments, although up to one-third of its total assets may be invested in non-investment grade securities (also referred to as “high-yield” or “junk” bonds). The Fund also may invest in unrated securities. The Fund’s holdings may be denominated in U.S. and non-U.S. currencies, and all non-U.S. currency exposure will typically be hedged back to the U.S. dollar using currency forward contracts.

The Fund’s fixed-income investments will primarily include obligations issued or guaranteed by the U.S. government and non-U.S. governments and their agencies, instrumentalities or political subdivisions, obligations of supranational entities, sovereign and quasi-sovereign debt, inflation-indexed securities, corporate bonds, trust preferred securities, convertible and non-convertible debt, contingent convertible bonds (“CoCos”), variable and floating-rate securities, zero coupon securities, collateralized loan obligations (“CLOs”), mortgage-backed and other asset-backed securities, collateralized mortgage obligations (“CMOs”) and other mortgage-related products (including commercial and residential loans). The Fund’s holdings may include restricted instruments, such as Rule 144A securities. The Fund may have significant exposure to the Financial sector and to issuers located in, or with economic ties to, the United Kingdom. However, as the sector and geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Financial sector and the United Kingdom may decline, and the Fund’s exposure to other market sectors or geographic areas may increase. To a lesser extent, the Fund may also invest in equity securities, primarily including preferred stock of U.S. and non-U.S. companies of any market capitalization.

The Fund may use derivative instruments primarily to reduce or adjust exposures to credit spreads, interest rates or currency exchange rates, to enhance total return or to substitute for the purchase or sale of the underlying securities or currencies. The Fund will generally invest in futures (including US treasury futures), forwards (including deliverable and non-deliverable currency forwards), swaps (including credit default, total return, interest rate and cross-currency swaps), options (including puts and calls) and warrants. To a lesser extent, the Fund may also invest in structured notes to gain exposure to specific issuers or sectors. The Fund’s use of derivatives may be extensive and may have the economic effect of financial leverage. Derivative positions may also require the Fund to segregate liquid assets to cover its obligations.

In selecting investments, the Fund’s sub-advisor develops a top-down, macroeconomic view of the global economic environment as indicated by factors such as interest rates, equity markets, corporate profitability, international capital flows, government policy and other relevant inputs. The sub-advisor then performs a bottom-up analysis of individual issuers that focuses on the issuer’s creditworthiness and considers historical trends and patterns in an instrument’s price and relative valuation. The sub-advisor examines the relative risk and return characteristics of each investment and seeks to identify opportunities to establish long positions in income-generating instruments that, at times, may have the potential for price appreciation. The sub-advisor also seeks to reduce or hedge positions in instruments that may decline in value or experience unwanted volatility, or when better investment opportunities are identified. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The sub-advisor’s judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that the sub-advisor’s judgements about asset allocation will be correct. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed income securities which include, but are not limited to, credit risk, interest rate risk, prepayment risk and extension risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Callable Securities Risk
The Fund may invest in fixed income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Loan Obligations (“CLOs”) Risk
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. The Fund typically will invest in CLOs collateralized by senior bank loans. In addition, CLOs normally are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk. CLOs also carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

■	Loan Interests Risk. In making investments in bank loans or senior loans, the Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the Fund once it receives payment on the underlying loan. The Fund will also rely on the financial institution to pursue appropriate remedies against a borrower in the event that the borrower defaults. As such, the Fund may be exposed to the credit risk of both the financial institution that made the loan and the underlying borrower. Unlike publicly traded common stocks, which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not

2Prospectus – Fund Summary

be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit the Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Contingent Convertible Securities (“CoCos”) Risk
Contingent convertible securities (“CoCos”) either are converted into equity securities of the issuer or have their principal written down if the issuer’s capital falls below a predetermined “trigger” level. CoCos are subordinated debt and the Fund’s claims will generally be junior to the claims of other creditors if the issuer liquidates or dissolves. Interest payments on CoCos could be canceled by the issuer or a regulator. If the issuer converts the CoCo to an equity security, the Fund would lose interest payments and potentially all income. The Fund’s investment would be even further subordinated if a CoCo were converted to an equity security. The issuer could alternatively write down the principal due on the CoCos. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value, or even a complete loss on investment with no chance of recovery. CoCos carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk.

Convertible Securities Risk
The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in below investment grade debt securities (commonly known as “junk bonds”). Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible security‘s investment value. In addition, to the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap stocks. Convertible securities are sensitive to movement in interest rates.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high yield investments that are considered speculative in nature, this risk may be substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Currency Risk
The Fund may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in non-U.S. currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, non-U.S. currencies. The Fund may gain exposure to foreign currencies because of its investments in one or more of the following:

■	Non-U.S. currencies

■	Securities denominated in non-U.S. currencies

■	Options on non-U.S. currencies and non-U.S. currency futures, which are described below under “Derivatives Risk”

■	Foreign currency forward contracts, including non-deliverable forwards (“NDFs”), which are described below under “Derivatives Risk”

■	Non-U.S. currency futures contracts, which are described below under “Derivatives Risk”

■	Swaps for cross-currency transactions, which are described below under “Derivatives Risk”

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders’ ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems: human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Prospectus – Fund Summary3

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may at times be illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil. Derivatives may also be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition, the Fund’s investments in derivatives are subject to the following risks:

■	Forward Contracts Risk. Forward contracts, including NDFs, are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Forward currency transactions, including NDFs, and forward currency contracts include the risks associated with fluctuations in currency.

■	Futures Contracts Risk. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

■	Options Risk. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and any transaction costs. These costs will reduce any profit that might otherwise have been realized had the Fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and any transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns, and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. If a call option that the Fund has sold is unexercised, the Fund will experience a gain or loss from the sale of the underlying instrument. If a call option that the Fund has sold is unexercised, the Fund will experience a gain or loss from the sale of the underlying instrument. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options.

■	Structured Notes Risk. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The movement of such factors may cause significant price fluctuations. A structured note may be positively or negatively indexed. Structured notes are subject to interest rate risk and market risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. Structured notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

■	Swap Agreements Risk. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leverage risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk, and swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. In addition, the Fund may invest in the following types of swaps:

Credit default swaps, which may be subject to credit risk and the risks associated with the purchase and sale of credit protection.

Cross-currency swaps, which may be subject to currency risk and credit risk.

Interest rate swaps, which may be subject to interest rate risk and credit risk.

Total return swaps, which may be subject to credit risk and, if the underlying securities are bonds or other debt obligations, market risk and interest rate risk.

■	Warrants Risk. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The market for warrants may be very limited and there may at times not be a liquid secondary market for warrants.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■	Preferred Stock Risk. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer

4Prospectus – Fund Summary

and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds.

■	United Kingdom Securities Risk. The Fund’s exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds. Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, commonly referred to as “Brexit”. On January 31, 2020, the United Kingdom left the European Union and on this date the United Kingdom entered into a transition period scheduled to end on December 31, 2020. Brexit has introduced, and may continue to introduce, significant uncertainties and instability in the financial markets. Negotiations to settle what form Brexit will take are due to be finalized during the transition period and, therefore, at present the political and economic consequences of Brexit are uncertain, including whether Brexit will have a negative impact on the United Kingdom or the broader global economy or the value of the British pound. Although the sub-advisor intends to hedge the Fund’s assets back to the US dollar, the depreciation of the British pound sterling and/or the Euro in relation to the US dollar as a result of Brexit would adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

High Yield Securities Risk
Exposure to high yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Illiquid and Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”) or in non-U.S. markets pursuant to similar regulations, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Inflation Index-Linked Securities Risk
Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. For inflation index-linked debt securities for which repayment of the original principal upon maturity (as adjusted for inflation) is not guaranteed, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation index-linked securities is expected to change in response to real interest rates. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. In periods of deflation, the Fund may have no income at all from such investments.

Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed income securities or derivatives, will move in the opposite direction to movements in interest rates. As of the date of this Prospectus, interest rates are historically low. In the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Some investors buy securities and derivatives with borrowed money; an increase in interest rates can cause a decline in those markets.

Prospectus – Fund Summary5

Conversely, extremely low or negative interest rates may become more prevalent among U.S. and foreign issuers. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk
The Fund’s use of derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s net asset value (“NAV”) per share to be volatile. There can be no assurance that the Fund’s use of leverage will be successful.

LIBOR Risk
Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
In recent periods, certain fixed income instruments have experienced unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Market Disruption Risk
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

6Prospectus – Fund Summary

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the Fund’s investments in high yield and foreign securities, or its exposure to foreign securities through the derivatives it holds. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. If the Fund trades foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to the Fund’s calculation of its net asset value (“NAV”). These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Non-Diversification Risk
The Fund is non-diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment. The Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recently-Organized/Smaller Fund Risk
A recently-organized and/or smaller fund’s performance and expenses may not represent how such fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a recently-organized and/or smaller fund, such as the Fund. The shareholder fees and annual fund operating expenses of a recently-organized and/or smaller fund may also be higher than those of a fund that has fully implemented its investment strategies and attracted sufficient assets to achieve investment and trading efficiencies. Recently-organized and/or smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and they achieve a representative portfolio composition. Fund performance may be lower or higher, and may also be more volatile, during this ramp-up period.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. Additionally, during periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed income securities on a large scale. Heavy redemptions could hurt the Fund’s performance.

Reliance on Corporate Management and Financial Reporting Risk
The sub-advisor may select investments for the Fund in part on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

■	Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

Securities Selection Risk
Securities selected by the sub-advisor for the Fund may not perform to expectations. It may not be possible to predict or to hedge against a widening in the yield spread of the securities selected by the sub-advisor. This could result in the Fund’s underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Prospectus – Fund Summary7

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit the Fund’s ability to pursue other opportunities as they arise.

Sovereign and Quasi-Sovereign Debt Risk
Sovereign and quasi-sovereign debt securities are both subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Supranational Risk
Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Political changes in principal donor nations may also unexpectedly disrupt the finances of supranational entities. Obligations of a supranational entity that are denominated in non-U.S. currencies will also be subject to the risks associated with investments in non-U.S. currencies.

Trust Preferred Securities Risk
Trust preferred securities are subject to market risk, interest rate risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. Trust preferred securities prices fluctuate for several reasons, including changes in the financial condition of an issuer, investors’ perception of the financial condition of an issuer, or the general economic condition of the market for trust preferred securities.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Unrated securities are subject to the risk that the sub-advisor may not accurately evaluate the security’s comparative credit rating. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Bank (‘‘FHLB’’), Federal Farm Credit Bank (“FFCB”), and the Tennessee Valley Authority, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, LIBOR or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on floating-rate securities typically decrease. Alternatively, during periods of rising interest rates, the coupons on floating-rate securities typically increase. Changes in the coupons of floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline. Certain types of floating rate instruments may be subject to greater liquidity risk than other debt securities.

Zero Coupon Securities Risk
Zero coupon securities are securities that do not make periodic interest payments. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Fund Performance

Performance information for the Fund is not provided because the Fund has not been in operation for a full calendar year. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When available, performance for the Fund can be accessed on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is TwentyFour Asset Management (US) LP.

8Prospectus – Fund Summary

Portfolio Managers

TWENTYFOUR ASSET MANAGEMENT (US) LP*	Chris Bowie Partner, Portfolio Manager Since Fund Inception (2020) Graeme Anderson Portfolio Manager Since Fund Inception (2020)	Gordon Shannon Portfolio Manager Since Fund Inception (2020)
*	The positions shown for each of the portfolio managers are held with TwentyFour Asset Management LLP, a participating affiliate of TwentyFour Asset Management (US) LP.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A	$2,500	$50	$250
Y	$100,000	$50	None
R6	None	$50	None

Tax Information

Dividends and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc. or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment policies, its principal strategies and principal risks and performance benchmark. However, this Prospectus does not describe all of the Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix B. For additional information, please see the Fund’s SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

The Fund’s investment objectives are to seek a positive return based on a combination of income and, secondarily, capital growth.

The Fund’s investment objectives are “non-fundamental,” which means that they may be changed by the Fund’s Board without the approval of Fund shareholders.

80% Investment Policy

The Fund has a non-fundamental policy to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed-income securities and derivatives that provide exposure to fixed-income securities.

If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment objectives.

Prospectus – Additional Information About the Fund9

Additional Information About the Management of the Fund

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager:

■	develops overall investment strategies for the Fund,

■	selects and changes sub-advisors,

■	allocates assets among sub-advisors,

■	monitors and evaluates the sub-advisor’s investment performance,

■	monitors the sub-advisor’s compliance with the Fund’s investment objectives, policies and restrictions, and

■	oversees the Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable.

The assets of the Fund are currently allocated by the Manager to one sub-advisor, TwentyFour Asset Management (US) LP (“TwentyFour”). TwentyFour has full discretion to purchase and sell securities for the Fund in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Fund.

Although the Manager has no current intention to do so, the Fund’s assets may be allocated among one or more additional sub-advisors in the future by the Manager. The Fund operates in a manager-of-managers structure. The Fund and the Manager have received an exemptive order from the SEC that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Additional Information About Investments

This section provides more detailed information regarding certain of the Fund’s principal investment strategies as well as information regarding the Fund’s strategy with respect to investment of cash balances.

Asset-Backed and Mortgage-Related Securities

Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Fund, the Manager, and the sub-advisor do not select the loans or other assets that are included in the collateral backing those pools.

The Fund may also invest in debt obligations of U.S. Government-sponsored enterprises, including Fannie Mae, Freddie Mac, FFCB and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers. The types of mortgage related securities that the Fund may invest in include:

■	CMOs - CMOs and interests in REMICs are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities Fannie Mae, a government sponsored corporation owned entirely by private stockholders, and Freddie Mac, a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

■	GNMA Mortgage Pass-Through Certificates - The GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to the GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

■	Mortgage-Related Securities Issued by Private Organizations - Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

■	Freddie Mac Mortgage Participation Certificates - Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by Freddie Mac. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac

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guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where Freddie Mac has not guaranteed timely payment of principal, Freddie Mac may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.

■	Fannie Mae Guaranteed Mortgage Pass-Through Certificates - Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the Fannie Mae under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

Cash Management Investments

The Fund may invest cash balances in cash-equivalent securities including, for example, short-term U.S. Treasury bills and notes, U.S. government agency issues, corporate obligations (including commercial paper), and asset-backed securities.

Commercial paper is a short-term, unsecured promissory note issued by companies as a source of working capital and other financing with maturities of generally up to one year. Asset-backed securities are discussed below under “Asset-Backed and Mortgage-Related Securities.” The remaining instruments are discussed below under “Fixed-Income Instruments.”

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Currencies

The Fund may invest in foreign currencies and foreign currency-denominated securities. The Fund may also engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (see ‘‘Forward Contracts’’), and may purchase and sell foreign currency futures contracts and related options as well as currency swaps (see ‘‘Derivative Investments’’). The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or other derivative positions. The Fund also may use foreign currency, foreign currency denominated instruments, and foreign currency derivatives to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Derivative Investments

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may invest in the following derivative instruments:

■	Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

■	Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

■	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option.

■	Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a ‘‘long’’ position in the underlying futures contract, in the case of a call option, or a ‘‘short’’ position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

■	Structured Notes. Structured notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or structured by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more third-party borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, currency, or commodity or the financial condition of such borrowers.

■	Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified

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securities, indices or other assets based on a specified amount (the “notional” amount). The terms of certain instruments are generally negotiated by the sub-advisor and the swap counterparty. Nearly any type of derivative, including forward contracts, can be structured as a swap. The Fund may enter into credit default swaps to attempt to hedge against a decline in the value of debt securities due to a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap enables an investor to buy or sell protection against a credit event. The terms of the swap transaction are either negotiated by the sub-advisor and the swap counterparty or established based on terms generally available on an exchange or contract market. The Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In an interest rate swap, the Fund and another party exchange the right to receive interest payments on a security or other reference rate. The Fund may enter into total return swaps to obtain exposure to a security or market without owning or taking physical custody of such security or market. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. The Fund may enter into cross-currency swaps to hedge foreign currency exchange risk embedded in the funding agreements. A cross-currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap’s inception.

■	Warrants. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Detachable warrants are often independently traded on a stock exchange. Non-detachable warrants cannot be traded independently from their reference bond. Warrants normally have a life that is measured in years and entitle the holder to buy securities at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive. Warrants normally expire after a stated number of years.

Equity Investments

The Fund’s equity investments may include:

■	Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

Fixed Income Instruments

The Fund’s investments in fixed-income instruments may include:

■	Bank Loans and Senior Loans. The Fund typically will invest in CLOs collateralized by senior bank loans, though it generally does not intend to invest in bank loans directly. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans, that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may acquire bank and senior loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. If the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan.

■	Corporate Debt and Other Fixed-Income Securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates may be prepaid by their issuers, thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

■	Debt Securities of Supranational Organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

■	Government-Sponsored Enterprises. The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including Fannie Mae, Freddie Mac, FFCB, and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s commitment to purchase stock to ensure the issuers’ positive net worth.

■	High Yield Bonds. High yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa 3 and BBB-, respectively. Please see “Appendix C Ratings Definitions” in the SAI for an explanation of the ratings applied to high yield bonds. High yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of

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interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

■	Inflation Index Linked Securities. Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments.

■	Investment Grade Securities. Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch, Inc.) or comparably rated by the sub-advisor if unrated by a rating organization. The Fund, at the discretion of the sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

■	Sovereign and Quasi-Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government.

■	Trust Preferred Securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

■	U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

■	Zero Coupon Obligations. Zero coupon securities are debt obligations that are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”) and do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

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The Manager and the sub-advisor will carefully monitor the Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Variable and Floating Rate Securities

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a variable or floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Variable and floating rate securities will not generally increase in value if interest rates decline.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund’s principal risk factors in light of its principal investment strategies. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Allocation Risk

This is the risk that the sub-advisor’s judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that the sub-advisor’s judgments about asset allocation will be correct. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. This risk may be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and asset-backed securities. Therefore, the prices of mortgage-backed and asset-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a fund that holds these types of securities may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

■	CMO Risk. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Ginnie Mae, Freddie Mac or Fannie Mae, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not U.S. government securities nor are they supported in any way by any U.S. government agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Callable Securities Risk

The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, the proceeds received by the Fund may be invested in securities paying lower coupon rates and the Fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Collateralized Loan Obligations Risk

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. The Fund typically will invest in CLOs collateralized by senior bank loans. In addition, CLOs normally are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CLOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed in this Prospectus (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The use of CLOs may result in losses to the Fund.

■	Loan Interests Risk. In making investments in loans that are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest

14Prospectus – Additional Information About the Fund

payments to the Fund once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults, which may expose the Fund to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and the Fund may have difficulty selling them. Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund’s NAV and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest.

Contingent Convertible Securities Risk

CoCos are a hybrid debt security issued by financial institutions. If an issuer experiences an event that causes its capital to fall below a predetermined “trigger” level, CoCos are either converted into equity securities of the issuer or undergo a full or partial write-down of their principal. The triggering events and conditions are specific to the issuing institution and its regulatory requirements. Triggering events might include, for instance, an issuer failing to maintain a minimum capital level, a regulator’s determination that the issuer should convert the security to maintain continued viability, or the issuer receiving high levels of public support. CoCos have no stated maturity date, have discretionary interest payments and are usually subordinated debt instruments. Because CoCos are typically subordinated debt instruments, in the event the issuer liquidates, dissolves or winds up before a triggering event, the Fund’s claims will generally be junior to those holding more senior debt obligations. Interest payments on CoCos could be canceled by the issuer or a regulator. In the event the issuer converts the CoCo to an equity security, it is not required to pay a dividend, and the Fund could experience a reduction in income or no income. The conversion of the CoCos into equity securities would further subordinate the Fund’s investment because equity securities have the lowest priority in the capital structure of an issuer. If the CoCo alternatively undergoes a full or partial write-down of the principal, the Fund could lose some or all of its investment. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value, or even a complete loss on investment with no chance of recovery. CoCos carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk.

Convertible Securities Risk

The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock when the underlying stock’s price is high relative to the conversion price. A convertible security also is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk, and there is a risk that the credit standing of the issuer may have an effect on the convertible security’s investment value. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade (commonly known as “junk bonds”) and are subject to the same risks as an investment in lower-rated debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. In addition, to the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Fund may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty. Recent turbulence in the financial markets could exacerbate counterparty risk resulting from OTC derivative transactions.

Prospectus – Additional Information About the Fund15

The Fund is also subject to the risk that an FCM would default on an obligation set forth in an agreement between the Fund and the FCM. This risk exists at and from the time that the Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes the Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM, and lost, or its return delayed, due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether, the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high yield investments that are considered speculative in nature, this risk may be substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Currency Risk

The Fund may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies either directly or through portfolio investments, may reduce the returns of the Fund. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in non-U.S. currencies or in securities that trade in and receive revenues in non-U.S. currencies or in derivatives that provide exposure to non-U.S. currencies. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks. The Fund may gain exposure to foreign currencies because of its investments in one or more of the following:

■	Non-U.S. currencies

■	Securities denominated in non-U.S. currencies

■	Options on non-U.S. currencies and non-U.S. currency futures, which are described below under “Derivatives Risk”

■	Foreign currency forward contracts, including NDFs, which are described below under “Derivatives Risk”

■	Non-U.S. currency futures contracts, which are described below under “Derivatives Risk”

■	Swaps for cross-currency transactions, which are described below under “Derivatives Risk”

Cybersecurity and Operational Risk

The Fund, its service providers, and third-party fund distribution platforms, and shareholders’ ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities.

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Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit).

Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil. The Fund may buy or sell derivatives not traded on organized exchanges. The Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Certain derivatives require the Fund to post margin to secure its future obligation; if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the sub-advisor may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. For example, the CFTC and the designated contract markets have established position limits for futures and option contracts that may restrict the ability of the Fund, or the Manager or sub-advisor entering trades on the Fund’s behalf, to make certain trading decisions. The Fund may be subject to the risks associated with investments in those derivatives, including but not limited to the following:

■	Forward Contracts Risk. There may at times be an imperfect correlation between the price of a forward contract and the underlying security, index or currency, which may increase the volatility of the Fund. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

■	Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions include risks associated with fluctuations in foreign currency. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

■	Futures Contracts Risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of the Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

■	Options Risk. The movements experienced by the Fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause the Fund to not achieve its objective. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. In the event that an option on futures is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option

Prospectus – Additional Information About the Fund17

position. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options.

■	Structured Notes Risk. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The movement of such factors may cause significant price fluctuations. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. Structured notes are subject to interest rate risk and market risk, and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time.

■	Swap Agreement Risk. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk. Swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. In addition, the Fund may invest in the following types of swaps:

Credit default swaps, which may be subject to credit risk and the risks associated with the purchase and sale of credit protection. With respect to a credit default swap, if the Fund is selling credit protection, there is a risk the Fund is subject to many of the same risks it would be if it were holding debt obligations of the issuer; however, the Fund would not have any recourse against such issuer and would not benefit from any collateral securing such issuer’s debt obligations. Therefore, when selling protection, the Fund could be forced to liquidate other assets upon the occurrence of a credit event in order to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case the Fund may need to make an early termination payment.

Cross-currency swaps, which may be subject to currency risk and credit risk.

Interest rate swaps, which may be subject to interest rate risk and credit risk.

Total return swaps, which may be subject to credit risk and, if the underlying securities are bonds or other debt obligations, market risk and interest rate risk.

■	Warrants Risk. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Detached warrants may be traded on a stock exchange; however, non-detached warrants can only be exercised by the bondholder. The market for warrants may be very limited and there may at times not be a liquid secondary market for warrants.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■	Preferred Stocks Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Therefore, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

Geographic Concentration Risk

From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance.

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Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

■	United Kingdom Securities Risk. The Fund’s exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds. Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy. The United Kingdom economy, along with certain other European Union economies, experienced a significant economic slowdown during the recent financial crisis; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests may cause uncertainty in the United Kingdom’s financial markets and adversely affect the performance of the issuers to which the Fund has exposure.

On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, commonly referred to as Brexit, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On January 31, 2020, the United Kingdom left the European Union and on this date the United Kingdom entered into a transition period scheduled to end on December 31, 2020. There is still considerable uncertainty relating to the potential consequences of the exit, including with respect to the negotiations of new trade agreements during the transition period, whether Brexit will have a negative impact on the United Kingdom or the broader global economy or the value of the British pound, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the European Union. Although the sub-advisor intends to hedge the Fund’s assets back to the US dollar, the depreciation of the British pound sterling and/or the Euro in relation to the US dollar as a result of Brexit would adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. United Kingdom businesses are increasingly preparing for a disorderly Brexit as there is a risk trade negotiations between the United Kingdom and the European Union may not be completed by the end of the transition period or the outcomes are undesirable. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but also the broader global economy, could be significant, potentially resulting in increased volatility in exchange rates and interest rates, illiquidity, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom may be less stable than it has been in recent years, and investments in the United Kingdom may be difficult to value, or subject to greater or more frequent rises and falls in value. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the United Kingdom and European Union is defined and the United Kingdom determines which European Union laws to replace or replicate. Any further exits from the European Union, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets that the Fund invests in.

Hedging Risk

The Fund may enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing, rather than reducing, both risk and losses. To the extent that the Fund enters into hedging transactions, the hedges will not be static but rather will need to be continually adjusted based on the sub-advisor’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of the Fund’s hedging strategies will depend on the sub-advisor’s ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of the sub-advisor’s judgments concerning the hedging positions to be acquired by the Fund. A counterparty to a hedging transaction may be unable to honor its financial obligation to the Fund. In addition, the sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. The Fund may not, in general, attempt to hedge all market or other risks inherent in the Fund’s investments, and may hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of the Fund’s overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful. The use of hedges may fail to mitigate risks, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance and generate higher capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High Yield Securities Risk

Exposure to high yield securities (commonly referred to as ‘’junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

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Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

Illiquid and Restricted Securities Risk

Section 4(a)(2) securities and Rule 144A securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a Section 4(a)(2) security or a Rule 144A security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. Although there is a substantial institutional market for Section 4(a)(2) securities and Rule 144A securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security or Rule 144A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering Section 4(a)(2) securities and Rule 144A securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Inflation Index-Linked Securities Risk

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. For inflation index-linked debt securities for which repayment of the original principal upon maturity (as adjusted for inflation) is not guaranteed, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation index-linked securities is expected to change in response to real interest rates. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. In periods of deflation, the Fund may have no income at all from such investments. Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted to reflect movements in the inflation-related index. Any increase in the principal amount of an inflation index-linked security will be taxable as ordinary income, even though the Fund will not receive the increased principal until maturity.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund’s fixed income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. As of the date of this Prospectus, interest rates are historically low. In the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction as movements in interest rates. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among U.S. and foreign issuers. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but

20Prospectus – Additional Information About the Fund

also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful.

LIBOR Risk

Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new SOFR, which is intended to be a broad measure of overnight U.S. Treasury repurchase agreement rates, as an appropriate replacement for U.S. dollar LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets to replace sterling LIBOR. On July 27, 2017, the Chief Executive of the FCA, which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult or impossible to purchase or sell at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

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The impact of the United Kingdom’s departure from the EU, which occurred on January 31, 2020, commonly known as Brexit, is not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Market Disruption Risk

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Although multiple asset classes have been and may continue to be affected by a market disruption, the duration and effects may not be the same for all types of assets. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, which has resulted in travel restrictions, closed international borders, quarantines, disruptions to supply chains and lower consumer demand. The duration and full effects of these market disruptions are still uncertain. The effect of recent efforts undertaken by the Federal Reserve System to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet known. In addition, COVID-19 could cause the need for employees and vendors at various businesses, including the Manager, the sub-advisor or other service providers, to work at external locations, and extensive medical absences. Because a large epidemic may create significant market and business uncertainties and disruptions, not all events that could affect the business of the Manager, the sub-advisor or other service providers can be determined and addressed in advance.

Market Timing Risk

Because the Fund invests in high yield, and foreign securities, or has exposure to foreign securities through the derivatives it holds, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, which is typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Non-Diversification Risk

Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When the Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recently-Organized/Smaller Fund Risk

A recently-organized and/or smaller fund’s performance and expenses may not represent how such fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a recently-organized and/or smaller fund, such as the Fund. The shareholder fees and annual fund operating expenses of a recently-organized and/or smaller fund may also be higher than those of a fund that has fully implemented its investment strategies and attracted sufficient assets to achieve investment and trading efficiencies. Recently-organized and/or smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and they achieve a representative portfolio composition. Fund performance may be lower or higher and may also be more volatile, during this ramp-up period. Similarly, a recently-organized and/or smaller fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. Recently-organized funds have limited performance histories for investors to evaluate and recently-organized and/or smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a recently-organized and/or smaller fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and adverse federal income tax consequences for investors.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Additionally, during periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

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Reliance on Corporate Management and Financial Reporting Risk

The sub-advisor may select investments for the Fund in part on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Recent events have demonstrated the material losses which investors, such as the Fund, can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could ﬂuctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The businesses that constitute a sector may all react the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors may adversely affect performance.

■	Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Secured, Partially Secured and Unsecured Obligation Risk

Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrowing company provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer the Fund more protection than a partially secured or unsecured obligation in the event of such non-payment of scheduled interest or principal.

Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

If an obligation in which the Fund invests is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Some obligations in which the Fund may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid. There is a possibility that originators will not be able to sell participations in unsecured bank loans. Because loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, through which the Fund would become a part lender, difficulty on the part of originators in selling participations could limit the number of parties participating and create greater credit risk exposure for the holders of such loans.

Securities Selection Risk

Securities selected by the sub-advisor for the Fund may decline substantially in value or may not perform to expectations. The portfolio managers’ judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated.It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected by the sub-advisor. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the Fund’s assets may, in some circumstances, limit the Fund’s ability to take advantage of investment opportunities or meet redemption requests. In addition, the need to segregate cash or other liquid securities could limit the Fund’s ability to pursue other opportunities as they arise.

Prospectus – Additional Information About the Fund23

Sovereign and Quasi-Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to, among other things (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request to receive further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Supranational Risk

Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may also unexpectedly disrupt the finances of supranational entities. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section entitled ‘’Currency Risk.’’

Trust Preferred Securities Risk

Trust preferred securities are subject to market risk, interest rate risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities prices fluctuate for several reasons, including changes in the financial condition of an issuer, investors’ perception of the financial condition of an issuer, or the general economic condition of the market for trust preferred securities. In addition, trust preferred securities may be thinly traded and the Fund may not be able to dispose of them at a favorable price. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the sub-advisor’s credit analysis than if the Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in securities issued by government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the GNMA; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. Government. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on variable and floating rate securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically should decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective than fixed rate securities at locking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

24Prospectus – Additional Information About the Fund

Zero Coupon Securities Risk

Zero coupon securities are securities that do not make periodic interest payments. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash. There is a risk that zero coupon securities may not keep pace with inflation. In addition, the market value of zero coupon securities may respond to changes in interest rates to a greater degree, and may be more volatile than, other fixed income securities with similar maturities and credit quality.

Additional Information About Performance Benchmark

The Fund’s annual total return is compared to the ICE BofA 1-3 Year U.S. Corporate Index. Set forth below is additional information regarding the index to which the Fund’s performance is compared.

■	The ICE BofA 1-3 Year U.S. Corporate Index is an unmanaged index that tracks the performance of the U.S. dollar-denominated investment-grade public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year but less than three years remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $150 million.

Notices Regarding Index Data

Certain indices and index data included as a data reference are the property of ICE Data Indices, LLC (“ICE DATA”) and used under license. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING with regard to THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, nor ITS AFFILIATES OR THEIR RESPECTIVE THIRD PARTY PROVIDERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF. THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND AMERICAN BEACON FUNDS, OR ANY OF ITS PRODUCTS OR SERVICES.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager is not registered as a CPO with respect to the Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Fund, the Manager has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a CPO under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

The Fund’s Management Agreement with the Manager provides for the Fund to pay the Manager an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the Fund would pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus, the Fund does not intend to engage in securities lending activities.

A discussion of the Board’s consideration and approval of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreement among the Trust, on behalf of the Fund, the sub-advisor and the Manager will be available in the Fund’s Annual Report for the fiscal period ending June 30, 2020.

The Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes of the Fund to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’ average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through October 31, 2021 as follows:

Contractual Expense Limitations

American Beacon Fund	A Class	C Class	Y Class	R6 Class
American Beacon TwentyFour Short Term Bond Fund	0.87%	1.62%	0.57%	0.47%

The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if

Prospectus – Fund Management25

reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The Sub-Advisor

Set forth below is a brief description of the sub-advisor and the portfolio managers with joint and primary responsibility for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.

TwentyFour Asset Management (US) LP (“TwentyFour”), 1540 Broadway, New York, NY, 10036, is an investment advisory firm formed in 2016. TwentyFour is a Limited Partnership that is owned by a General Partner, TwentyFour Asset Management (US) Holdings LLC and a Limited Partner, TwentyFour Asset Management LLP (“TwentyFour AM”), which was formed in 2008 and is authorized and regulated in the UK by the Financial Conduct Authority. TwentyFour AM is majority-owned by Vontobel Holdings AG. As of June 30, 2020, TwentyFour AM had assets under management of $XX billion.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Chris Bowie joined TwentyFour AM in 2014 and is a Partner and Portfolio Manager with primary responsibility for managing the Outcome Driven investment strategies. Prior to TwentyFour AM, he was Head of Credit portfolio management for ten years at Ignis Asset Management with responsibility for the retail, institutional and insurance credit portfolios, and prior to this was Head of Rates at AEGON. He has more than 27 years’ experience in financial markets.

Gordon Shannon, CFA, joined TwentyFour AM in 2015 as a Portfolio Manager in the Outcome Driven team with primary responsibility for the Corporate Bond and Absolute Return Credit funds. Prior to TwentyFour AM, he was a Portfolio Manager for eight years at Ignis Asset Management and helped manage the retail, institutional and insurance credit portfolios.

Graeme Anderson is a founding partner of TwentyFour AM and Portfolio Manager in the Outcome Driven team. He is the chairman of TwentyFour AM’s Executive Committee, Investment Committee and ESG steering Group. During his 33 years in fixed income markets, he has held a variety of leadership roles in both asset management (Britannia Asset Management) and investment banking (Barclays Capital, Greenwich NatWest and Merrill Lynch).

TwentyFour AM is considered a participating affiliate of TwentyFour pursuant to applicable regulatory guidance, and Messrs. Bowie, Shannon, and Anderson are considered “supervised persons” of TwentyFour, as the term is defined in the Advisers Act.

The Investment Advisory Agreement among the Trust, on behalf of the Fund, the Manager and the sub-advisor provides for the Fund to pay the sub-advisor an annualized investment advisory fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

American Beacon TwentyFour Short Term Bond Fund
The first $200 million	0.20%
The next $200 million	0.185%
The next $700 million	0.175%
Over $1.1 billion	0.17%

Prior Performance of Similar Account to American Beacon TwentyFour Short Term Bond Fund Managed by TwentyFour

TwentyFour AM, a participating affiliate of TwentyFour Asset Management (US) LP (“TwentyFour”), began managing a similar account using the strategy of the Fund (the “Similar Account”) on May 18, 2016. The Similar Account has substantially similar investment objectives, policies and strategies in all material respects to the Fund. The performance information below relates to the historical performance of the Similar Account, as measured against a broad-based market index.

Performance information for the Fund has not been provided because the Fund has not been in operation for a full calendar year. The performance of the Similar Account does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund, nor should it be considered a substitute for the Fund’s performance. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the Similar Account is not a registered mutual fund and is not subject to the same types of expenses as the Fund, nor has it been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Similar Account. Notwithstanding these differences, the Similar Account and the Fund are substantially similar from an investment perspective. The Similar Account is the only account managed by TwentyFour with substantially similar investment objectives, policies and strategies in all material respects to the Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Similar Account also are jointly and primarily responsible for the day-to-day management of the Fund.

The performance for the Similar Account is shown net of all actual fees and expenses, including a 0.25% management fee and other trading and services costs totaling in aggregate 0.47% per annum. The Fund’s total annual operating expenses, both before and after fee waiver and/or expense reimbursement, are higher than the advisory fee charged to the Similar Account. If the Fund’s higher expenses were reflected, the Similar Account’s performance presented below would be lower. The Similar Account’s rate of return includes realized and unrealized gains plus income, excluding accrued income. Returns from cash and cash equivalents in the Similar Account are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The Similar Account’s performance is calculated on a before-tax basis and performance would have been lower if taxes were included. The Similar Account’s performance reflects the reinvestment of dividends and other earnings.

TwentyFour has provided the Similar Account performance information. The method of calculating the Similar Account’s performance may differ from the SEC’s standardized methodology, which will be used to calculate the Fund’s performance, and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

26Prospectus – Fund Management

Average Annual Returns As of June 30, 2020
	1-year	3-year	Since Inception
Similar Account (net of fees)	XX %	XX %	XX %
ICE BofA 1-3 Year U.S. Corporate Index	XX %	XX %	XX %

Calendar Year Returns Years Ended December 31	2017	2018	2019
Similar Account (net of fees)	6.28%	0.51%	6.65%
ICE BofA 1-3 Year U.S. Corporate Index	1.91%	1.62%	5.43%

Valuation of Shares

The price of the Fund’s shares is based on its NAV. The Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which it invests. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’

About Your Investment

Choosing Your Share Class

The Fund offers various classes of shares. Each share class of the Fund represents an investment in the same portfolio of securities for the Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■	How long you expect to own the shares;

■	How much you intend to invest;

■	Total expenses associated with owning shares of each class;

■	Whether you qualify for any reduction or waiver of sales charges;

■	Whether you plan to take any distributions in the near future; and

■	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Prospectus – About Your Investment27

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Fund both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.’’

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $100,000	2.50%	2.56%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 and above	0.00%†	0.00%†	††
†	No initial sales charge applies on purchases of $250,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $250,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.
††	See “Dealer Concessions on A Class Purchases Without a Front-End Sales Charge.”

The Distributor retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. This information is available, free of charge, on the Fund’s website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Fund’s transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. This information is available, free of charge, on the Fund’s website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Waiver of Sales Charges

There is no sales charge if you invest $250,000 or more in A Class shares of the Fund.

Sales charges also may be waived for certain shareholders or transactions, such as:

■	The Manager or its affiliates;

■	Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds (and their ‘‘immediate family’’ as defined in the SAI), and retirement plans established by them for their employees;

■	Registered representatives or employees of intermediaries that have selling agreements with the Fund;

■	Shares acquired through merger or acquisition;

■	Insurance company separate accounts;

■	Employer-sponsored retirement plans;

■	Dividend reinvestment programs;

■	Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■	Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load’’ (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares;

■	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary; and

■	Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ‘‘Rights of Accumulation Program,’’ a ‘‘Letter of Intent’’ or through ‘‘Concurrent Purchases’’ you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund’s website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $250,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund’s Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $250,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers’’ are not eligible for dealer concessions on purchases of $250,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘’Qualified Accounts’’). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■	UTMA/UGMA;

28Prospectus – About Your Investment

■	IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary, or the Fund’s transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds’ purchase (whichever is higher) of your existing American Beacon Funds’ mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund’s transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund’s transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

CDSC — A Class Shares

Unless a waiver applies, investors who purchase $250,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC — C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will redeem your shares in the following order:

■	shares acquired by the reinvestment of dividends or other distributions;

■	other shares that are not subject to the CDSC;

■	shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund’s transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■	The redemption is due to a shareholder’s death or post-purchase disability;

■	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■	The redemption is for a “required minimum distribution” from a traditional IRA as determined by the Internal Revenue Service;

Prospectus – About Your Investment29

■	The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■	The redemption is to return excess contributions made to a retirement plan; or

■	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders may have to purchase Fund shares through another intermediary to receive these waivers or discounts. This information is available, free of charge, on the Fund’s website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Conversion of C Class Shares to A Class Shares

C Class shares convert automatically into A Class shares ten (10) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, ten (10) years after the date you acquired your C Class shares. When C Class shares that you acquired through a purchase or exchange convert, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Intermediary Sales Charge Discounts and Waivers” in this Prospectus.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, and Y Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, as described below, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in the Fund in its sole discretion.

If you invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $250,000 or more, the Fund will decline a request to purchase C Class shares for $250,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint’’ discount and all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A	$2,500	$50	$ 250
Y	$100,000	$50	None
R6	None	$50	None

R6 Class shares can only be purchased through a participating retirement plan. R6 Class shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

30Prospectus – About Your Investment

The Manager may allow a reasonable period of time after opening an account for a Y Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

Direct mutual fund accounts are not available to new shareholders. Existing direct mutual fund account shareholders may continue to buy or sell shares through their existing direct mutual fund accounts, but will not be able to open new direct mutual fund accounts. The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board, (v) employees of Kelso & Company, L.P. or Estancia Capital Management, LLC, the Manager’s indirect parent companies, and (vi) members of the Manager’s Board of Directors.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business, plus any applicable sales charges. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether Fund shares are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.

If your payment is not received and collected, your purchase may be cancelled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes – Taxes.”

The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.

Prospectus – About Your Investment31

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $250,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund numbers

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■	ABA# 0110-0002-8; AC-9905-342-3,

■	Attn: American Beacon Funds

■	the fund name and fund number, and

■	shareholder account number and registration.

32Prospectus – About Your Investment

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A	$2,500	$50	$250
Y	$100,000	$50	None
R6	None	$50	None

Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

The Fund will not make any of the payments described in this section with respect to its R6 Class shares.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$ 2,500
C	$ 1,000
Y	$25,000
R6	$0

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.

A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per day. The Fund reserves the right to waive such limit in its sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account

Prospectus – About Your Investment33

information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.

The following policies apply to instructions you may provide to the Fund by telephone:

■	The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

■	liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■	Send a letter to American Beacon Funds via the United States Post Office,

■	Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application,

■	Access your account through the Fund’s secure web application,

■	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV per share is known as market timing.

The Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip’’ in the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading

34Prospectus – About Your Investment

activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■	shares acquired through the reinvestment of dividends and other distributions;

■	systematic purchases and redemptions;

■	shares redeemed to return excess IRA contributions; or

■	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on a monthly basis and distributions of realized net capital gains (“capital gain distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) on an annual basis (and dividends and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table below).

The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares.

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:

■	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.

■	Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH (“in cash”).

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■	Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Prospectus – About Your Investment35

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain’’)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates, mentioned above, that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.

The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

Additional Information

The Fund’s Board of Trustees oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Fund has adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Investment Advisory Agreement with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board). Because these fees are paid out of the Fund’s A Class and C Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

36Prospectus – Additional Information

The Fund has also adopted a shareholder services plan for its A Class, and C Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, and up to 0.25% of the average daily net assets attributable to the C Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class shares of the Fund.

Y Class and R6 Class shares of the Fund are not subject to a distribution plan or a shareholder service plan.

Portfolio Holdings

A complete list of the Fund’s holdings is made available on the Fund’s website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Fund’s summary prospectus and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operation. Financial highlights are not provided because the Fund’s audited financial statements are not yet available. The Fund’s Annual Report for the period ended June 30, 2020 will be provided when available at www.americanbeaconfunds.com.

Prospectus – Additional Information37

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund’s website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Fund’s Annual and Semi-Annual Reports will list the Fund’s actual investments as of the report’s date. They also will include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund’s performance. The report of the Fund’s independent registered public accounting firm will be included in the Annual Report. Reports will be available approximately 60 days after the Fund passes its first annual and semi-annual reporting periods.

SAI

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.

Appendix A to the Prospectus – Intermediary Sales Charge Discounts and Waivers

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and the American Beacon TwentyFour Short Term Bond Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled “Choosing Your Share Class” for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

Appendix A: Baird

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

■	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	A shareholder in the Fund’s Investor C shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■	Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Appendix A: Janney Montgomery Scott

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Prospectus – AppendixA-1

■	Shares acquired through a right of reinstatement.

■	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s Prospectus.

■	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Appendix A: Merrill Lynch

A CLASS AND C CLASS PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

■	Shares purchased through a Merrill Lynch affiliated investment advisory program.

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies and procedures relating to sales load discounts and waivers.

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a right of reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Appendix A: Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

A-2Prospectus – Appendix

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Appendix A: Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan

■	Shares purchased through an OPCO affiliated investment advisory program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

■	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Raymond James

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this Prospectus.

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Prospectus – AppendixA-3

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Return of excess contributions from an IRA Account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this Prospectus.

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

A-4Prospectus – Appendix

Appendix B

GLOSSARY

Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
Capital Gains Distributions	Distributions of realized net capital gains
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CoCo	Contingent Convertible Bond
Denial of Services	A cybersecurity incident that results in shareholders or service providers being unable to access electronic systems
Dividends	Distributions from the Fund’s net investment income
DRD	Dividends-received deduction
EU	European Union
Fannie Mae	Federal National Mortgage Association
FCA	UK Financial Conduct Authority
FCM	Futures Commission Merchant
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
Forwards	Forward Currency Contracts
Freddie Mac	Federal Home Loan Mortgage Corporation
Ginnie Mae	Government National Mortgage Association
GNMA	Government National Mortgage Association
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LIBOR	ICE LIBOR
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager
NAV	Fund’s net asset value
NDF	Non-deliverable foreign currency forward contract
NYSE	New York Stock Exchange
OTC	Over-the-Counter
Other Distributions	Distributions of net gains from foreign currency transactions
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
REMICs	Real Estate Mortgage Investment Conduits
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
SOFR	Secured Overnight Financing Rate
State Street	State Street Bank and Trust Company

Prospectus – AppendixB-1

SVP	Signature Validation Program
Trust	American Beacon Funds
UGMA	Uniform Gifts to Minors Act
UK	United Kingdom
UTMA	Uniform Transfers to Minors Act

B-2Prospectus – Appendix

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
XXXX XX, 2020

Ticker
Share Class	A	C	Y	R6
American Beacon TwentyFour Short Term Bond Fund	TFBAX	TFBCX	TFBYX	TFBRX

This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated XXXX XX, 2020 (the “Prospectus”) for the American Beacon TwentyFour Short Term Bond Fund (the “Fund”), a separate series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund’s website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix D.

The Fund commenced operations on February 18, 2020 and completed its first fiscal year on June 30, 2020. Audited financial statements for the Fund are not available. Copies of the Fund’s Annual Report to shareholders may be obtained when available, without charge, upon request by calling (800) 658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate series of American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with distinct investment objectives and a distinct purpose and strategy. The Fund is “non-diversified” as that term is defined by the Investment Company Act. The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, and R6 Class shares of the Fund.

NON-DIVERSIFIED STATUS

As noted above, the Fund is “non-diversified” under the Investment Company Act, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of its shares. Although the Fund is non-diversified under the Investment Company Act, it is subject to the diversification rules of the Internal Revenue Code, that apply to all “regulated investment companies”. These rules provide that, among the requirements to maintain the favorable tax treatment applicable to RICs, the Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of that value would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund. With respect to the remaining 50% of its total asset value, the Fund is limited to holding no more than 25% of that value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships”. These limits apply only as of the end of each quarter of the Fund’s taxable (fiscal) year and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issued by other RICs.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objectives and principal investment strategies and risks of the Fund are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all.

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables, home equity loans and student loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables or credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund’s rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Borrowing Risk — The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may reduce the Fund’s return.

Callable Securities — The Fund may invest in fixed income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Cash Equivalents — Cash equivalents include shares of money market funds, CDs, time deposits, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

CDs are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Collateralized Bond Obligations, Collateralized Debt Obligations, and Collateralized Loan Obligations — The Fund may invest in each of CBOs, CLOs, other CDOs and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage- related securities, and trust preferred securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.

Contingent Convertible Securities — CoCos are a form of hybrid debt security issued by financial institutions. If an issuer experiences an event that causes its capital to fall below a predetermined “trigger” level, CoCos are either converted into equity securities of the issuer or undergo a full or partial write-down of their principal. The triggering events and conditions are specific to the issuing institution and its regulatory requirements, and may be linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. Triggering events might include, for instance, an issuer failing to maintain a minimum capital level, a regulator’s determination that the issuer should convert the security to maintain continued viability, or if the issuer receives high levels of public support. Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. CoCos have no stated maturity date, have discretionary interest payments and are usually subordinated debt instruments. Because CoCos are typically subordinated debt instruments, in the event the issuer liquidates, dissolves or winds up before a triggering event, the Fund’s claims will generally be junior to those holding more senior debt obligations. The Fund’s investment would be even further subordinated if the CoCo converted to an equity security because equity securities have the lowest priority in the capital structure of an issuer. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. If the issuer converts the CoCo to an equity security, it is not required to pay a dividend, and the Fund would lose interest payments and potentially all income. The issuer could alternatively write down the principal due on the CoCos, in which case the Fund could lose some or all of its investment. Some CoCos have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Under some circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write-down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. CoCos may be subject to redemption at the option of the issuer at a predetermined price.

CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. CoCos carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Actions — From time to time, the Fund may participate in Voluntary Actions. Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the corporate action, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Cover and Asset Segregation — The Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the SEC with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid assets having a value at least equal to the value of the deliverable currency on a marked-to-market basis. Alternatively, the Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

The Fund’s approach to asset coverage may vary among different types of transactions. For example, if the Fund’s forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund’s position is less than that of its counterparty, the Fund will segregate cash or liquid assets equal to that difference calculated on a daily marked-to-market basis (a “net amount”). Additionally, if the Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If the Fund is a protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.

With respect to certain investments, the Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, the Fund’s current obligations will generally be equal only to the net amount to be paid by the Fund based on the relative values of the positions held by each party to the agreement (the “net amount”).

Inasmuch as the Fund covers its obligations under these transactions as described above, the Manager and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the sub-advisor’s ability to manage the Fund’s portfolio.

Creditor Liability and Participation on Creditors’ Committees — When the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Currencies Risk — The Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies or non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.

Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Manager, sub-advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact the Fund’s ability to calculate its NAV per share, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Fund, the Manager, and the sub-advisor endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third-party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Debentures — Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

Depositary Receipts — American Depositary Receipts — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).

The Fund may invest in various types of derivatives, including among others, options (including non-deliverable options), futures and options thereon, forward currency and other forwards (including non-deliverable forwards), forwards for currency hedges, warrants, structured products (including credit-linked and structured notes), total return swaps, and credit default swaps. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act the SEC and the CFTC have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index), which are regulated by the SEC, and other swaps, which are regulated by the CFTC and the markets in which these instruments trade.

Prior to 2012, advisers of registered investment companies, like the Fund, that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), were excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion the Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) do not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”

The Manager is not registered as a CPO with respect to the Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter and the conditions set forth herein, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5. In addition, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.

Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to “cover” the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under “Cover and Asset Segregation.”

The SEC has proposed a new Rule 18f-4 that, among other matters, would place limits on the use of derivatives by registered investment companies, such as the Fund. If the rule were to be adopted in the form proposed, a fund’s derivatives transactions may, depending upon the circumstances, be subject to additional oversight and regulatory requirements.

Eurodollar and Yankee CD Obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankee CDs are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Fixed Income Investments — The Fund may hold debt, including government and corporate debt, and other fixed income securities. Typically, the values of fixed income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. See “High-Yield Bonds” disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed-income security.

Foreign Debt Securities — The Fund may invest in foreign fixed and floating rate income securities all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers.

Foreign Securities — The Fund may invest in U.S. dollar denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper and fixed time deposits issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Brexit Risk. The risk of investing in Europe may be heightened due to the 2016 referendum in which the UK voted to exit the European Union, commonly referred to as “Brexit.” On January 31, 2020, the United Kingdom left the European Union, and on this date, the United Kingdom entered a transition period that is scheduled to end on December 31, 2020. Negotiations to settle what form Brexit will take are due to be finalized during the transition period and, therefore, at present the political and economic consequences of Brexit are uncertain. While it is not possible to determine the precise impact that Brexit may have on the Fund, the effect on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the UK, Europe and globally, which may adversely affect the value of the Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. To the extent that the Fund’s sub-advisor or its parent company is located in the UK or conducts a significant amount of its business in the UK, failure of such sub-advisor to have adequately prepared for Brexit could adversely affect the ability of the sub-advisor to conduct its business and could result in the disruption of services that the sub-advisor provides to the Fund.

European Securities. The EU’s Economic and Monetary Union requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by an EU country of its sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Additionally, the impact of Brexit, which occurred on January 31, 2020, is so far uncertain. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter to be negotiated. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additional EU members could decide to abandon the euro and/or withdraw from the EU, which could adversely affect the value of the Fund’s investments.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact the Fund.

Forward Contracts and Futures Contracts — The Fund may enter into forward and futures contracts. Forward and futures contracts, including equity, interest rate and treasury futures contracts, obligate the purchaser to take delivery of, or cash settle, a specific amount of a commodity, security or obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. A forward is a private agreement between two parties and is not traded on an exchange. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” consisting of cash or U.S. Government securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments (sometimes referred to as “maintenance margin”) payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily or even intraday variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency.

The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts (“forward currency contracts”) for a variety of reasons. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges — for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when the sub-advisor wishes to “lock in” the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Fund may use forward currency contracts to seek to hedge against, or profit from, changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. When hedging, use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that the sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies the Fund’s exposure to foreign currency exchange rate fluctuations.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities, whose U.S. dollar value is being hedged by those contracts involved, generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Non-Deliverable Currency Forwards. The Fund also may enter into NDFs. NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay a U. S. dollar amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of a Reference Currency on the settlement date. Rather, on the settlement date, one counterparty pays the Settlement Amount. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

The Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be swaps, and consequently commodity interests for purposes of amended Regulation 4.5.

Although NDFs have historically been traded OTC, some are now exchange-traded pursuant to the Dodd-Frank Act. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

Futures Contracts on Stock Indices. The Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Index Futures Contracts”). This technique may be used to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund.

In general, each hedging transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount that approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Index Futures Contract and the equity market, a potential lack of liquidity in the market and incorrect assessments of market trends, which may result in worse overall performance than if an Index Futures Contract had not been entered into.

Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Fund.

High-Yield Bonds — High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global, and Fitch, Inc. rate them below Baa and BBB, respectively. Please see “Appendix C Ratings Definitions” below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among multiple bond issuers.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments; however, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the sub-advisor will carefully monitor the Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Income Deposit Securities — The Fund may purchase IDSs. Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits).

Income Trusts — The Fund may invest in shares of income trusts, including Canadian royalty trusts. An income trust is an investment trust which holds income producing assets and generally distributes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

Income trusts generally are structured to avoid income taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. Under current law, an income trust if properly structured, should not be subject to federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification and potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business of a trust starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing law, or the tax laws could change.

Index Futures Contracts and Options on Index Futures Contracts — The Fund may invest in index futures contracts, including futures contracts on equity indices, for investment purposes, including for short-term cash management purposes. Like other futures contracts, index futures contracts are derivatives. For a further discussion of the risks of derivatives instruments, see “Derivatives.”

Index Futures Contracts. An index futures contract is a U.S. futures contract traded on an exchange that has been designated a “contract market” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Index futures contracts are traded on a number of exchanges and generally are cash settled. At the same time an index futures contract on an index is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”) based on the contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Options on Index Futures Contracts. The purchase of or selling (writing) of options on an index futures contract is similar in some respects to the purchase or selling (writing) of options on such an index.

The Fund may write (sell) a call option on an index futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which, if used to hedge, provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings. If, however, the price of the futures at expiration is above the option exercise price, the Fund generally will be required to make a settlement payment equivalent to the difference in the strike price of the option and the price of the applicable futures contract at expiration multiplied by any applicable multiplier. In addition, if the futures contract underlying the option does not have the same delivery date as the option’s expiration date, the Fund will be assigned a short position in the relevant futures contract. The writing (selling) of a put option on an index futures contract works in a similar manner and may constitute a partial hedge against increasing prices of the securities underlying the index. If the futures price at expiration of the option is higher than the exercise price, the option will expire, and the Fund will retain the full amount of the option premium which could provide a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses or gains from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Securities Indices. The Fund may purchase and write (sell) put and call options on securities indices. A securities index fluctuates with changes in the market values of the securities included in the index. Options on securities indices generally are similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

The Fund may write (sell) call and put options to a limited extent on an index in an attempt to increase income.

By writing a call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written, which is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on securities indices require settlement in cash. Therefore, the sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Inflation Risk — Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a 5-year bond in which it can realize a coupon rate of five percent (5%), but the rate of inflation is six percent (6%), then the purchasing power of the cash flow has declined. Fixed income securities, other than inflation-linked bonds, adjustable bonds and floating rate bonds, generally expose the Fund to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

Inflation-Indexed Securities — Inflation-indexed securities, also known as “inflation-protected securities,” are fixed income instruments structured such that their interest payments and principal amounts are adjusted to keep up with inflation.

In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments thereon. The U.S. Treasury is obligated to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity. Any increase in the principal amount of an inflation-indexed debt security will be considered ordinary income, even though the Fund will not receive the principal until maturity.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-indexed securities are subject to the risk that the Consumer Price Index for All Urban Consumers (the index used for U.S. Treasury inflation-indexed securities) or other relevant pricing index (such as LIBOR) may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Interest Rates and Portfolio Maturity — Interest rates on securities in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is LIBOR, the federal funds rate, the prime rate, or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The prime rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.

The floating rate securities in which the Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the security. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund’s portfolio of securities.

Such securities may have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a security may be considerably less than its stated maturity. If a security is prepaid, the Fund will have to reinvest the proceeds in other securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.

In the event of a change in the benchmark interest rate, the rate payable to lenders under the security will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Fund would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund would earn interest at a lower rate, but only on and after the reset date.

Market interest rate changes may also cause the Fund’s NAV to experience volatility. This is because the value of the security is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular security given its individual credit and other characteristics. If market interest rates change, a security’s value could be affected to the extent the interest rate paid does not reset at the same time. The rates of interest paid on the securities in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

Finally, to the extent that changes in market rates of interest are reflected, not in a change to a base rate such as LIBOR, but in a change in the spread over the base rate which is payable on securities of the type and quality in which the Fund invests, the Fund’s NAV could be adversely affected. Again, this is because the value of the security is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular security given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a security’s value based on changes in the market spread on securities in the Fund’s portfolio may be of longer duration.

On July 27, 2017, the Chief Executive of the FCA, which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the Fund. When the Fund liquidates portfolio securities to meet redemption requests, it often does not receive payment in settlement for up to two days (or longer for certain foreign transactions). However, redemption requests normally are satisfied the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund’s need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.

Investment Grade Securities — Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as S&P Global, Fitch, Inc. or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria. Please see “Appendix C Ratings Definitions” for an explanation of rating categories.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk — Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.

Market Events — Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have experienced increased volatility and turmoil. Issuers that have exposure to the energy, real estate, mortgage or credit markets, for example, may be particularly affected, and it is uncertain whether or for how long these conditions could continue. An epidemic outbreak and governments’ reactions to such a public health crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. These events and possible continued market turbulence may have an adverse effect on the Fund.

Mortgage-Backed Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

Commercial Mortgage-Backed Securities. CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. Many of the risks of investing in CMBS reflect the risk of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations. CMOs and interests in real estate mortgage investment conduits are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the FNMA, a government-sponsored corporation owned entirely by private stockholders, and the FHLMC, a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs. See “Tax Information - Taxation of Certain Investments and Strategies.”

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the GNMA, or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

(1) GNMA Mortgage Pass-Through Certificates — GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the government guarantee, the size of the market, and the active participation in the secondary market of security dealers and a variety of investors.

(2) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

(3) FHLMC Mortgage Participation Certificates — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.

(4) FNMA Guaranteed Mortgage Pass-Through Certificates — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

In September 2008, the Treasury and the Federal Housing Finance Agency announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).

In August 2012, the Treasury amended its preferred stock purchase agreements to provide that FNMA’s and FHLMC’s portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring them to reach the $250 billion target by December 31, 2018. In 2017, FNMA and FHLMC reduced their mortgage portfolios appropriately and, as a result, each met the December 31, 2017 portfolio targets of $288 billion. FNMA and FHLMC also met the $250 billion cap for year-end 2018. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting from their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Municipal Securities — Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt”), as well as municipal securities the interest on which is taxable. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk.

A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund.

General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation.

Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Commercial paper, the interest on which is exempt from federal income tax, is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Private activity bonds are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

Options — The Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. For a further description, see “Cover and Asset Segregation.”

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver, or pay the value of, the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may use NDOs which is a foreign exchange product designed to assist in reducing the foreign exchange risk in particular situations when physical delivery of the underlying currencies is not required or not possible.

The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager or sub-advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Real Estate Related Investments — The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the Fund’s portfolio. The Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, a REIT is subject to the possibility of failing to (a) qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code and (b) maintain exemption eligibility from Investment Company Act registration requirements.

Repurchase Agreements — A repurchase agreement is an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement, the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the sub-advisor monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.

Reverse Repurchase Agreements — The Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place, in a segregated custodial account, assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act.

Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations — Separately traded registered interest and principal securities or “STRIPS” and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. The Fund will take into account as income a portion of the difference between these obligations’ purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

Structured Products — The Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including increasing currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

The purchase of structured products also exposes the Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the NAV of the Fund.

Credit-Linked Notes. Credit-linked notes (“CLNs”) are derivative debt obligations that are issued by limited purpose entities or by financial firms, such as banks, securities firms or their affiliates, and that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund’s sub-advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest.

There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

Structured Notes. The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase the Fund’s exposure to changes in the value of assets or to hedge the risks of other investments that the Fund holds.

Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in other investment companies.

Supranational Risk — Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section “Currencies Risk.”

Swap Agreements — A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See “Derivatives” for a further discussion of derivatives risks.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by the sub-advisor to present minimum risk of default, and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. See “Cover and Asset Segregation” for additional discussion of these matters. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments; see “Illiquid and Restricted Securities” for a description of liquidity risk.

Credit Default Swaps. In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a “credit event,” such as a default or issuer insolvency occurs with respect to one or more underlying or “reference” bonds or other debt securities. The Fund may be either a seller or a buyer of credit protection under a credit default swap. Credit default swaps may be on a single security, a basket of securities or on a securities index. The purchaser pays a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the par amount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. Taking a long position in (i.e., acting as the seller under) a credit default swap increases the exposure to the specific issuers. The risks of being the buyer of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation. Credit default swap buyers are also subject to counterparty risk since the ability of the seller to make required payments is dependent on its creditworthiness. Taking a short position in (i.e., acting as the buyer under) a credit default swap results in opposite exposures for the Fund.

Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception. Currency swaps are subject to currency risk.

Equity Swaps. Equity swaps are subject to liquidity risk because the liquidity of equity swaps is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the equity swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the equity swap and the return on related assets in its portfolio, the equity swap transaction may increase the Fund’s financial risk. Equity swaps, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. The income tax treatment of swap agreements is unsettled and may be subject to future legislation, regulations or administrative pronouncements issued by the IRS. If such future guidance limits the Fund’s ability to use derivatives, the Fund may have to find other ways of achieving its investment objectives.

Forward Swaps. A forward swap is created through the use of two swaps with different durations to meet the investment time period desired by the sub-advisor.

Interest Rate and Inflation Swaps. In an interest rate swap, the parties exchange payments based on fixed or floating interest rates multiplied by a hypothetical or “notional” amount. For example, one party might agree to pay the other a specified fixed rate on the notional amount in exchange for recovering a floating rate on that notional amount. Interest rate swap agreements entail both interest rate risk and counterparty risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received.

The Fund may also invest in inflation swaps, where an inflation rate index is used in place of an interest rate index.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on a referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Written total return swaps can have the potential for unlimited losses.

Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current NAV per share, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current NAV per share, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Trust Preferred Securities — The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be thinly traded and the Fund may not be able to dispose of them at a favorable price. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations — The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has a coupon rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the coupon is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floaters and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by the Fund to purchase or sell securities at a future date, typically one to two months after the date of the transaction. These transactions enable the Fund to “lock-in” what the Manager or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

The Fund maintains with its custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. Inasmuch as the Fund covers its obligations under these transactions, the Manager and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the sub-advisor’s ability to manage the Fund’s portfolio.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the Fund may (except where otherwise indicated):

1	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor, as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by the Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The Fund has no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.

Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.

The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding interests. “Majority of the outstanding voting securities” under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments or commodity pools or other entities that purchase and sell commodities and commodity contracts).

3	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4	Lend any security or make any other loan except: (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments and margin deposits, security interests, liens and collateral arrangements with respect to such instruments shall not constitute borrowing.

7	Invest more than 25% of its total assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

The above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. For purposes of the Fund’s policy relating to commodities set forth in (2) above, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the Fund’s policy relating to commodities set forth in (2) above, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby indirectly gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.

For purposes of the Fund’s policy relating to making loans set forth in (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of the Fund’s policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund’s industry concentration policy set forth in (7) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1	Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2	Purchase securities on margin, except that (1) the Fund may obtain such short-term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY OR DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or the sub-advisor believes it is appropriate, and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1	a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter (available on the SEC’s website at www.sec.gov);

2	a complete list of holdings for the Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov);

3	a complete list of holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and

4	ten largest holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund’s best interest. Disclosure of the Fund’s ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund’s complete list of holdings.

Disclosure of Nonpublic Holdings.

Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. and its designated foreign sub-custodians	Securities lending agent for Funds that participate in securities lending, Fund’s custodian and foreign custody manager, and foreign sub-custodians	Complete list on intraday basis with no lag
XX	Fund’s independent registered public accounting firm	Complete list on intraday basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on intraday basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on intraday basis with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund’s portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund’s securities receive information pertaining to the Fund’s securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund’s holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund’s website.

No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund’s website and not to trade based on the information;

2	Holdings may only be disclosed as of a month-end date;

3	No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Fund’s SAI.

The Manager and the sub-advisor to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Fund and State Street, its securities lending agent, State Street indemnifies the Fund for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members, all of whom are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others: investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

All Trustees on the Board are Independent Trustees. Brenda A. Cline, one of the Independent Trustees, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves the Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 27 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, 1 series within the American Beacon Select Funds, 1 series within the American Beacon Sound Point Enhanced Income Fund, and 1 series within the American Beacon Apollo Total Return Fund. The same persons who constitute the Board of the Trust also constitute the Board of Trustees of the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, the American Beacon Apollo Total Return Fund, and the American Beacon Select Funds and each Trustee oversees the Trusts’ combined 31 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name (Age)*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (50)	Trustee since 2015	Trustee since 2017	Trustee since 2018

President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018).

Name (Age)*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
Joseph B. Armes (58)	Trustee since 2015	Trustee since 2017	Trustee since 2018

Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018).

Gerard J. Arpey (61)	Trustee since 2012	Trustee since 2017	Trustee since 2018	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-Present). Director, The Home Depot, Inc. (NYSE: HD)(2015-Present).
Brenda A. Cline (59)	Chair since 2019 Vice Chair 2018 Trustee since 2004	Chair since 2019 Vice Chair 2018 Trustee since 2017	Chair since 2019 Vice Chair 2018 Trustee since 2018

Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End (3) and Open-End Funds (1) (2017-Present).

Eugene J. Duffy (65)	Trustee since 2008	Trustee since 2017	Trustee since 2018	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present).
Claudia A. Holz (62)	Trustee since 2018	Trustee since 2018	Trustee since 2018	Partner, KPMG LLP (1990-2017).
Douglas A. Lindgren (58)	Trustee since 2018	Trustee since 2018	Trustee since 2018

CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016).

Barbara J. McKenna (57)	Trustee since 2012	Trustee since 2017	Trustee since 2018	President/Managing Principal, Longfellow Investment Management Company (2005-Present).
R. Gerald Turner (74)	Trustee since 2001	Trustee since 2017	Trustee since 2018	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (NYSE: JCP) (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present).
*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as senior vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director, trustee, audit committee chair, and member of the nominating and governance committees of various publicly held companies and mutual funds, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and/or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”). The Audit Committee consists of Ms. Holz, and Messrs. Duffy and Alvarado (Chair). Ms. Cline, as Chair of the Board, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are “interested persons” of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program. The Audit Committee met 4 times during the fiscal year ended June 30, 2019.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Turner (Chair) and Armes, and Ms. Cline. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust. The Nominating and Governance Committee met 4 times during the fiscal year ended June 30, 2019.

The Trust has an Investment Committee that is comprised of Ms. McKenna (Chair), Messrs. Arpey, and Lindgren. Ms. Cline, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met 4 times during the fiscal year ended June 30, 2019.

Trustee Ownership in the Fund

As of the calendar year ended December 31, 2019, none of the Trustees owned equity securities of the Fund. The following table shows the amount of equity securities owned in the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2019.

NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Cline	Duffy	Holz	Lindgren	McKenna	Turner
Aggregate Dollar Range of Equity Securities in all Trusts (37 Funds as of December 31, 2019)	$50,001 to $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trusts to each Trustee for the period February 18, 2020 through June 30, 2020[1].
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation from the Trusts
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$107,310		$113,500
Joseph B. Armes	$93,601		$99,000
Gerard J. Arpey	$95,492		$101,000
Brenda A. Cline	$119,129	[2]	$126,000
Eugene J. Duffy	$95,492		$101,000
Claudia A. Holz	$95,492		$101,000
Douglas A. Lindgren	$95,492		$101,000
Barbara J. McKenna	$107,310		$113,500
R. Gerald Turner	$100,692	[2]	$106,500
1	The Fund commenced operations on February 18, 2020. Accordingly, the table reflects estimated compensation for the period February 18, 2020 – June 30, 2020.
2	Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan (“Trustee Retirement Plan”). The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). The Eligible Trustees are Mr. Turner and Ms. Cline. Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund. Currently, two individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. One individual and their spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. The other individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund.

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (65)	President since 2009	President since 2017	President since 2018

President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director, RSW Investments Holdings LLC, (2019-Present); Director, SSI Investment Management, LLC (2019-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
Jeffrey K. Ringdahl (45)	Vice President since 2010	Vice President since 2017	Vice President since 2018

Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Director, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

Rosemary K. Behan (61)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017	Vice President, Secretary and Chief Legal Officer since 2018

Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Secretary, Green Harvest Asset Management, LLC (2019-Present).

Brian E. Brett (59)	Vice President since 2004	Vice President since 2017	Vice President since 2018

Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Vice President (2017-2018); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015).

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
Paul B. Cavazos (51)	Vice President since 2016	Vice President since 2017	Vice President since 2018

Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present).

Erica B. Duncan (49)	Vice President since 2011	Vice President since 2017	Vice President since 2018	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present).
Terri L. McKinney (56)	Vice President since 2010	Vice President since 2017	Vice President since 2018

Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present).

Samuel J. Silver (57)	Vice President since 2011	Vice President since 2017	Vice President since 2018	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present).
Melinda G. Heika (58)	Treasurer and Chief Accounting Officer since 2010	Treasurer and Chief Accounting Officer since 2017	Treasurer and Chief Accounting Officer since 2018

Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

Sonia L. Bates (63)	Assistant Treasurer since 2011	Assistant Treasurer since 2017	Assistant Treasurer since 2018

Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017	Chief Compliance Officer and Assistant Secretary since 2018

Chief Compliance Officer (2004-Present) and Vice President (2019-Present), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-Present); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-Present), Alpha Quant Advisors, LLC; Chief Compliance Officer (2018-2019) and Vice President (2018-Present), Continuous Capital, LLC.

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary since 2017	Assistant Secretary since 2018	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
Rebecca L. Harris (53)	Assistant Secretary since 2010	Assistant Secretary since 2017	Assistant Secretary since 2018

Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present).

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary since 2017	Assistant Secretary since 2018

Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present).

Peter A. Davidson (48)	Assistant Secretary since 2020	Assistant Secretary since 2020	Assistant Secretary since 2020

Assistant Secretary, Continuous Capital, LLC (2019-Present); Assistant Secretary, Invesco Funds (2014-2019); Assistant Secretary, Invesco Advisers, Inc. (2014-2019); Assistant Secretary, Invesco Senior Secured Management, Inc. (2014-2019); Assistant Secretary, Invesco Distributors, Inc. (2014-2019); Assistant Secretary, Invesco Investment Services, Inc. (2014-2019);

CODE OF ETHICS

The Manager, the Trust, the Distributor, and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to the Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Voting Policy and Procedures that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Proxy Policy. The sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Fund’s proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record will be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of the Fund as of XX XX, 20XX. The Trustees and officers of the Trusts, as a group own less than 1% of the Fund’s shares outstanding.

Shareholder Address	Fund Percentage(listed if over 25%)	A CLASS	C CLASS	Y CLASS	R6 CLASS
XX	XX%	XX%	XX%	XX%	XX%

INVESTMENT SUB-ADVISORY AGREEMENT

The Fund’s sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor may be considered affiliates of the Fund.

TwentyFour Asset Management (US) LP (“TwentyFour”) is a Delaware limited partnership. TwentyFour and its general partner, TwentyFour Asset Management (US) Holdings LLC, are wholly owned subsidiaries of TwentyFour Asset Management LLP (“TwentyFour LLP”). TwentyFour LLP is, in turn, a majority owned subsidiary of Vontobel Asset Management UK Holdings Ltd., which is a wholly owned subsidiary of Vontobel Holding AG.

TwentyFour
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
TwentyFour Asset Management (US) Holdings LLC	General Partner	Financial Services
TwentyFour Asset Management LLP	Limited Partner	Financial Services

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with TwentyFour pursuant to which the Fund has agreed to pay TwentyFour an annualized subadvisory fee that is calculated and accrued daily equal to 0.20% on the first $200 million, 0.185% on the next $200 million, 0.175% on the next $700 million, and 0.17% over $1.1 billion, of the Fund’s average daily net assets. The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreement will continue in effect for an initial period of two years and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

In rendering investment advisory services to the Fund, the sub-advisor may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Investment Sub-Advisor’s Foreign Affiliates”), to provide portfolio management, research and trading services to the Fund. Under a Participating Affiliate Agreement, each of the Investment Sub-Advisor’s Foreign Affiliates are considered Participating Affiliates of the sub-advisor pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Fund are considered under the Participating Affiliate Agreement to be “supervised persons” of the sub-advisor as that term is defined in the Investment Advisers Act of 1940.

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly owned subsidiary of Resolute Investment Managers, Inc. (“RIM”). RIM is, in turn, a wholly owned subsidiary of Resolute Acquisition, Inc., which is a wholly owned subsidiary of Resolute Topco, Inc., a wholly owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/ Business History
Resolute Investment Holdings, LLC	Parent Company	Holding Company - Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisor, the Manager may invest the portion of the Fund’s assets that the sub-advisor determines to be allocated to short-term investments.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by the sub-advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor; and any extraordinary expenses of a nonrecurring nature.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The following tables show the total management fees paid to the Manager for management and administrative services, and the investment advisory fees paid to the sub-advisor based on the Fund’s average daily net assets for the period from the Fund’s commencement of operations, February 18, 2020, through June 30, 2020. The following tables also show the fees waived or recouped by the Manager and the fees waived by the sub-advisor, if applicable. The fees paid to the Manager were equal to 0.35% of the Fund’s average daily net assets. In the tables below, the fees paid to the sub-advisor are expressed both as a dollar amount and percentage of the Fund’s average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc. (Gross)
Fund	2020
American Beacon TwentyFour Short Term Bond Fund	$XX

Sub-Advisor Fees (Gross)
Fund	2020
American Beacon TwentyFour Short Term Bond Fund	$XX
XX%

Management Fees (Waived)/Recouped
Fund	2020
American Beacon TwentyFour Short Term Bond Fund	$XX

Sub-Advisor Fees (Waived)
Fund	2020
American Beacon TwentyFour Short Term Bond Fund	$XX

Distribution Fees

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares and up to 1.00% per annum of the average daily net assets of the C Class shares of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class shares advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class and C Class shares regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class and C Class shares. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Fund. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the period from the Fund’s commencement of operations, February 18, 2020, through June 30, 2020 were:

Distribution Fees
American Beacon TwentyFour Short Term Bond Fund	2020
A Class	$XX
C Class	$XX
*Y Class and R6 Class shares of the Fund are not subject to a distribution plan.

Certain sub-advisors of the Fund or other series of the American Beacon Funds contribute to the Manager to support the Fund’s distribution activities.

Service Plan Fees

The A Class and C Class have each adopted a Service Plan (collectively, the “Service Plans”). The Service Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.25% per annum of the average daily net assets of the A Class shares and up to 0.25% per annum of the average daily net assets of the C Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, and Y Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The primary expenses expected to be incurred under the Service Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

Service fees paid by the A Class and C Class shares of the Fund pursuant to the applicable Service Plan for the period from the Fund’s commencement of operations, February 18, 2020, through June 30, 2020 are set forth below.

Service Plan Fees
American Beacon TwentyFour Short Term Bond Fund	2020
A Class	$XX
C Class	$XX
*Y Class and R6 Class shares of the Fund are not subject to a Service Plan.

Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund would pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Distributor

Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Fund’s distributor and principal underwriter of the Fund’s shares.

RID, located at 220 East Las Colinas, Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of the A Class and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

The aggregate sales charges paid to, or retained by, the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares from the Fund’s commencement of operations, February 18, 2020, through June 30, 2020, are shown in the table below.

American Beacon Fund		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
American Beacon TwentyFour Short Term Bond Fund	2020	$XX	$XX	$XX	$XX

RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation. However, as shown in a separate chart, RID may receive distribution fees (i.e., Rule 12b-1 fees) from the Fund.

OTHER SERVICE PROVIDERS

State Street, located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Fund. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.

Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain Funds.

DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Fund’s independent registered public accounting firm is XX, which is located at 101 Seaport Blvd., Suite 500, Boston, MA 02210.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the sub-advisor and is set forth below. The number of accounts and assets is shown as of XX XX, 2020.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
TwentyFour Asset Management (US) LP (“TwentyFour”)
Chris Bowie	XX ($XX)	XX ($XX)	XX ($XX)	XX ($XX)	XX ($XX)	XX ($XX)
Gordon Shannon	XX ($XX)	XX ($XX)	XX ($XX)	XX ($XX)	XX ($XX)	XX ($XX)
Graeme Anderson	XX ($XX)	XX ($XX)	XX ($XX)	XX ($XX)	XX ($XX)	XX ($XX)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor as of XXXX XX, 2020.

TwentyFour keeps records and regularly updates a record of the kinds of service or activity carried out by or on behalf of TwentyFour in which a conflict of interest entailing a material risk of damage to the interests of one or more clients has arisen or may arise. TwentyFour maintains and operates effective organizational and administrative arrangements with a view to taking all reasonable steps to identify, manage, and, where possible, prevent conflicts. If these arrangements are not sufficient to ensure with reasonable confidence, that risk of damage to the interests of a client will be prevented, the firm must clearly disclose the general nature and/or sources of conflicts to the client.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of XX XX, 2020.

Remuneration at the sub-advisor is made up of fixed (‘salary’) and variable (‘bonus’) components. Salary is set in line with the market at a level to retain, and when necessary attract, skilled staff. Any bonus paid is designed to both reflect the performance of a person in contributing to the success of the sub-advisor and their success in meeting, or exceeding, targets that have been set by the sub-advisor on an individual basis. Where remuneration is performance-related then in addition to the performance of the individual, the sub-advisor will also take into account the performance of the business unit concerned and the sub-advisor’s overall results. Performance assessment will not relate solely to financial criteria but will also include compliance with regulatory obligations and adherence to effective risk management. In keeping with the Firm’s long term objectives, the assessment of performance will take into account longer-term performance and payment of any such performance-related bonuses may need to be spread over more than one year to take account of the sub-advisor’s business cycle. The measurement of financial performance will be based principally on profits and not on revenue or turnover. Awards will reflect the sub-advisor’s financial performance and, as such, variable remuneration may be reduced where subdued or negative financial performance occurs. The sub-advisor will not ordinarily make any variable remuneration awards should it make a loss. In exceptional circumstances such payments may need to be considered. In such cases the sub-advisor‘s management board, in conjunction with the compliance officer, will consider and document whether such an award would be in keeping with the sub-advisor’s remuneration policy.

Ownership of the Fund

A Portfolio Manager’s beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The table below sets forth each Portfolio Manager’s beneficial ownership of the Fund as of June 30, 2020 as provided by the Fund’s sub-advisor.

Name of Investment Advisor and Portfolio Managers	American Beacon TwentyFour Short Term Bond Fund
Chris Bowie	XX
Gordon Shannon	XX
Graeme Anderson	XX

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s NAV), and other information provided to the Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the Fund’s investment objectives and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio turnover increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

Soft Dollars

The table below reflects the amount of transactions the Fund directed to brokers in part because of research services provided and the amount paid in commissions on such transactions from the Fund’s commencement of operations on February 18, 2020, through the fiscal year ended June 30, 2020.

American Beacon Fund	2020
American Beacon TwentyFour Short Term Bond Fund	$XX

Brokerage Commissions

From the Fund’s commencement of operations on February 18, 2020 through the fiscal year ended June 30, 2020, the following brokerage commissions were paid by the Fund. Shareholders of the Fund bear only their pro-rata portion of such expenses.

American Beacon Fund	2020
American Beacon TwentyFour Short Term Bond Fund	$XX

Affiliated Brokerage Commissions

From the Fund’s commencement of operations on February 18, 2020 through the fiscal year ended June 30, 2020, the Fund paid $XX in brokerage commissions to affiliated brokers by the Fund.

Securities Issued by Top 10 Brokers

The following table lists each Fund that as of the fiscal year ended June 30, 2020 held securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which a Fund executed transactions or sold shares.

Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities (000s)
XX	American Beacon TwentyFour Short Term Bond Fund	$XX

Commission Recapture

From the Fund’s commencement of operations on February 18, 2020 through the fiscal year ended June 30, 2020, the Fund received $XX as a result of participation in the commission recapture program.

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

LOI. The LOI may be revised upward at any time during the 13-month period of the LOI (“LOI Period”), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount invested before the shareholder’s death.

All dividends and other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Fund may be sold at NAV (without the imposition of a front-end sales charge) to:

1	current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

4	insurance company separate accounts;

5	accounts managed by the Manager, a sub-advisor to the Fund and its affiliated companies;

6	the Manager or a sub-advisor to the Fund and its affiliated companies;

7	an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund’s custodian or transfer agent, the Manager or a sub-advisor to the Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10	banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in the Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12	Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in the Fund in the American Beacon Funds fund family; and

13	Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV per share to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV per share privilege, additional investments can be made at NAV per share for the life of the account.

It is possible that a broker dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of these waiver categories. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

■	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■	“required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

■	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

It is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of this privilege. Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a CDSC if you redeem your shares within 12 months of purchase. If you purchased $250,000 or more of A Class shares of the Fund (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

■	Any partial or complete redemption following death or “disability” (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

■	Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund’s transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

■	Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, “disability”, “retirement”, “separation from service”, (each as defined in the Internal Revenue Code)”required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

■	Redemptions that are required minimum distributions from a traditional IRA as required by the Internal Revenue Service.

■	Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

■	Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

■	To return excess contributions made to a retirement plan.

■	To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the Fund will continue to qualify each taxable year as a RIC under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies (“Qualifying Income”) and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)” (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

■	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and

■	Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders; and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund’s income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors. It is impossible to determine the effective rate of the Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the PFIC stock and of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible to be treated as QDI or for the DRD.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Fund. In most instances, however, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, the Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it likely would be required to distribute to its shareholders any resulting gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including any net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s stock, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after the Fund acquires stock therein. While the Fund generally will seek to minimize its investment in PFIC stock, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and the Fund reserves the right to make those investments as a matter of its investment policy.

Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to a “mixed straddle” (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

When a covered call option written (sold) by the Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If the Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.

The Fund may acquire zero coupon or other securities issued with original issue discount (“OID”) (such as STRIPS). As a holder of those securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income each taxable year securities it receives as “interest” on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income (such as that “interest”), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Fund’s Shareholders

General - Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on or before December 31 of that year even if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

An individual shareholder of the Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Basis Election and Reporting - The Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The basis determination method the Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - The Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.

Income from Investment in REITs

The Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or “United States real property holding corporation” (as defined in the Internal Revenue Code) in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders, who are urged to consult their tax advisers regarding those consequences.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in the Fund also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in your annual Form 1099, together with other tax information. Those forms generally will be distributed to you in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

The Fund may invest in REITs that (1) hold residual interests in “real estate mortgage investment conduits” (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Internal Revenue Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 21%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) “qualified REIT dividends” and (2) “qualified publicly traded partnership income” (such as income from MLPs). Proposed Treasury regulations (having current effect) permit a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in the Fund will be eligible to receive the benefit of the same 20% deduction with respect to the Fund’s REIT-based dividends as is available to an investor who directly invests in REITs. There currently is no similar pass-through of the 20% deduction with respect to a RIC’s qualified publicly traded partnership income.

Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”) - other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year - generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, “short-term capital gain dividends,” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE, that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the Y Class with an initial investment of less than $100,000: (i) employees of the Manager, or its parent company RIM, (ii) employees of the sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included.

The Y Class was created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the American Beacon Funds through their broker-dealers or other financial intermediaries. The R6 Class was created to provide third party intermediaries an investment option for the large 401(k) plans that does not charge 12b-1 or sub-transfer agency fees.

FINANCIAL STATEMENTS

The Fund’s independent registered public accounting firm, XX, audits and reports on the Fund’s annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Fund commenced operations on February 18, 2020 and completed its first fiscal year on June 30, 2020. Audited financial statements are not currently available for the Fund.

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the “Funds”). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon’s interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund’s shares in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND
AMERICAN BEACON APOLLO TOTAL RETURN FUND

PROXY VOTING POLICY AND PROCEDURES

Last Amended February 28, 2018

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds (“Beacon Funds”), the American Beacon Select Funds (“Select Funds”), the American Beacon Institutional Funds Trust (“Institutional Funds”), the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the “Funds”). Therefore, this Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds’ respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund’s Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager’s interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

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Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

TWENTYFOUR ASSET MANAGEMENT (US) LP

Corporate Action Voting Policy

1. Principle

When voting proxies or acting with respect to corporate actions for Funds or managed accounts (the Client), the Firm’s utmost concern is that all decisions are made solely in the best interest of the Client. The Firm will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Client’s account.

■	The Firm’s Head of Operations is responsible for ensuring that all Corporate Actions and Proxies are received and voted in a timely manner, and in the Client’s best interests and in line with the Fund’s Investment Guidelines.

■	This is achieved by scheduling all upcoming actions to be notified to the Firm upon release.

■	Once received, the Corporate Action in question is presented to the Portfolio Management team with the request to advise on the appropriate action. All members of the Portfolio Management team are senior members of the business, including partners.

■	The Portfolio Management Team will vote according to the best interests and Investment Guidelines to the Client, other than in Actions of potential conflicts of interest (see below).

■	The Operations team will submit the vote via the Custodian’s electronic trading system, which records all votes submitted.

■	In circumstances where notification of holder is required, if the bond is in a fund or managed account which is not owned by TwentyFour, we are required to contact the client’s operations team for advice and to see if they would like to declare their holding.

2. Conflicts of Interest

Where a Corporate Action or Proposal raises a potential conflict between the Firm’s and Client’s interests, the Firm will follow the hierarchy described below:

1	Vote in accordance with Investment Guidelines

2	Obtain approval of the Firm’s Investment Committee prior to voting

3	Obtain consent from the Client, prior to voting

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APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer. NR indicates that a rating has not been assigned or is no longer assigned. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations. The rating NP (Not Prime) denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. A short-term obligation rated A-1 is rated in the highest category by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance markets. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk. Default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only, a rating of D indicates a broad-based default event for an entity or the default of a short-term obligation.

APPENDIX D

GLOSSARY

ADRs	American Depositary Receipts
Advisers Act	Investment Advisers Act of 1940, as amended.
American Beacon or the Manager	American Beacon Advisors, Inc.
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union.
CBO	Collateralized Bond Obligations
CCO	Chief Compliance Officer
CD	Certificate of Deposit
CDO	Collateralized Debt Obligations
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CoCo	Contingent Convertible Bonds
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in shareholders or service providers being unable to access electronic systems.
Dividends	The Fund’s distribution of its net investment income.
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
EMU	The European Union’s Economic and Monetary Union
ETF	Exchange-Traded Fund
EU	European Union
Fannie Mae	Federal National Mortgage Association
FCA	UK Financial Conduct Authority
FHFA	Federal Housing Finance Agency
FHLMC	Federal Home Loan Mortgage Corporation
FINRA	Financial Industry Regulatory Authority, Inc.
Floaters	Floating rate debt instruments
FNMA	Federal National Mortgage Association
Forwards	Forward Currency Contracts
Freddie Mac	Federal Home Loan Mortgage Corporation
Ginnie Mae	Government National Mortgage Association
GNMA	Government National Mortgage Association
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
IDS	Income Deposit Securities
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LIBOR	ICE LIBOR
Manager	American Beacon Advisors, Inc.
MLP	Master Limited Partnership

D-1

Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NDF	Non-deliverable foreign currency forward contracts
NDO	Non-deliverable Option
NYSE	New York Stock Exchange
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
REMICs	Real Estate Mortgage Investment Conduits
RIC	Regulated Investment Company
S&P Global	S&P Global Ratings
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
STRIPS	Separately traded registered interest and principal securities
Trust	An open-end management investment company
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom
Voluntary Action

When the Fund voluntarily participates in corporate actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders.

D-2

PART C
OTHER INFORMATION

Item 28. Exhibits

Number		Exhibit Description
(a)	(1)	Amended and Restated Declaration of Trust, dated August 20, 2019, is incorporated by reference to Post-Effective Amendment No. 355, filed October 25, 2019 ("PEA No. 355")
(2)

Certificates of Designation for American Beacon AHL Managed Futures Strategy Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Crescent Short Duration High Income Fund, and American Beacon Global Evolution Frontier Markets Income Fund are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014

(3)

Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, are incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015

	(4)	Certificate of Designation for American Beacon Garcia Hamilton Quality Bond Fund, is incorporated by reference to Post-Effective Amendment No. 253, filed April 1, 2016
	(5)	Certificate of Designation for American Beacon GLG Total Return Fund, is incorporated by reference to Post-Effective Amendment No. 258, filed May 19, 2016 ("PEA No. 258")
	(6)	Certificate of Designation for American Beacon ARK Disruptive Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 266, filed November 9, 2016
	(7)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to Post-Effective Amendment No. 286, filed March 30, 2017 ("PEA No. 286")
	(8)	Certificate of Designation for American Beacon ARK Transformational Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 291, filed May 26, 2017
(9)

Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297, filed September 11, 2017 ("PEA No. 297")

(10)(A)

Certificate of Designation for American Beacon Continuous Capital Emerging Markets Value Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 317, filed July 31, 2018 ("PEA No. 317")

(10)(B)

Certificate of Designation for American Beacon Continuous Capital Emerging Markets Fund, dated November 5, 2018, is incorporated by reference to Post-Effective Amendment No. 329, filed December 17, 2018 ("PEA No. 329")

	(11)	Certificate of Designation for American Beacon Frontier Markets Income Fund, is incorporated by reference to PEA No. 317
	(12)	Certificate of Designation for American Beacon AHL TargetRisk Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 348, filed April 30, 2019 ("PEA No. 348")
(13)

Certificate of Designation for American Beacon Tocqueville International Value Fund and American Beacon AHL TargetRisk Fund, dated September 10, 2018, is incorporated by reference to Post-Effective Amendment No. 321, filed October 17, 2018

	(14)	Certificate of Designation for American Beacon SSI Alternative Income Fund, dated March 5, 2019, is incorporated by reference to PEA No. 348
(15)

Certificate of Designation for American Beacon TwentyFour Short Term Bond Fund, dated December 2, 2019, is incorporated by reference to Post-Effective Amendment No. 358, filed December 23, 2019 ("PEA No. 358")

(b)		Amended and Restated By-Laws, effective as of August 20, 2019, is incorporated by reference to PEA No. 355
(c)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant's Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant's Amended and Restated  By-Laws

(d)	(1)(A)	Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 4, 2016, is incorporated by reference to PEA No. 258
(1)(B)

Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016, is incorporated by reference to Post-Effective Amendment No. 269, filed December 23, 2016 ("PEA No. 269")

(1)(C)

Fourteenth Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 30, 2020, is incorporated by reference to Post-Effective Amendment No. 368, filed May 28, 2020 ("PEA No. 368")

	(1)(D)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269

2

(1)(E)

Management Agreement between American Beacon Cayman TargetRisk Company, Ltd. and American Beacon Advisors, Inc., dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 341, filed January 18, 2019 ("PEA No. 341")

(2)(A)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 231, filed October 1, 2015 ("PEA No. 231")

(2)(A)(ii)

Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated June 8, 2017, is incorporated by reference to Post-Effective Amendment No. 306, filed December 22, 2017

(2)(B)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, with respect to the American Beacon Small Cap Value Fund, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(C)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(C)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated January 1, 2016, is incorporated by reference to PEA No. 355

(2)(D)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Foundry Partners, LLC, dated June 20, 2016, is incorporated by reference to Post-Effective Amendment No. 262, filed August 16, 2016

(2)(D)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Foundry Partners, LLC, dated January 1, 2018, is incorporated by reference to PEA No. 355
(2)(E)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(E)(ii)

Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated September 13, 2017, is incorporated by reference to PEA No. 355

(2)(F)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lazard Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(G)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pzena Investment Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(H)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Zebra Capital Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(I)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated August 31, 2015, is incorporated by reference to PEA No. 355
(2)(J)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(K)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(K)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated July 1, 2018, is incorporated by reference to PEA No. 355

(2)(K)(iii)

Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated September 1, 2019, is incorporated by reference to PEA No. 355

(2)(L)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 228, filed August 28, 2015

(2)(L)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated January 28, 2016, is incorporated by reference to Post-Effective Amendment No. 245, filed February 4, 2016

(2)(M)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(N)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc., and Global Evolution USA, LLC, dated June 28, 2018, is incorporated by reference to PEA No. 317
(2)(O)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(O)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to Post-Effective Amendment No. 331, filed December 21, 2018 ("PEA No. 331")

3

	(2)(P)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bahl & Gaynor, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231
	(2)(Q)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Crescent Capital Group LP, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(R)(i)

Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(R)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to PEA No. 331

	(2)(S)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hillcrest Asset Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(T)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Sound Point Capital Management, LP, dated December 9, 2015, is incorporated by reference to Post-Effective Amendment No. 237, filed December 9, 2015

	(2)(U)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and WEDGE Capital Management, L.L.P., dated April 30, 2015, is incorporated by reference to PEA No. 231
	(2)(V)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., dated March 29, 2016, is incorporated by reference to PEA No. 258
	(2)(W)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and GLG LLC, dated May 1, 2016, is incorporated by reference to PEA No. 258
	(2)(W)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and GLG LLC, dated November 6, 2018, is incorporated by reference to PEA No. 355
(2)(X)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and ARK Investment Management LLC, dated January 23, 2017 is incorporated by reference to Post-Effective Amendment No. 275, filed January 25, 2017

	(2)(Y)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated April 3, 2017, is incorporated by reference to PEA No. 286
(2)(Y)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated August 31, 2018, is incorporated by reference to Post-Effective Amendment No. 322, filed October 22, 2018 ("PEA No. 322")

(2)(Y)(iii)

Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated January 24, 2020, is incorporated by reference to PEA No. 362

	(2)(Z)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated September 5, 2017, is incorporated by reference to PEA No. 297
(2)(AA)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and BNY Mellon Asset Management North America Corporation (now known as Mellon Investment Corporation), dated February 1, 2018, is incorporated by reference to Post-Effective Amendment No. 310, filed February 28, 2018 ("PEA No. 310")

	(2)(BB)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Aberdeen Asset Managers Limited, dated June 14, 2018, is incorporated by reference to PEA No. 317
	(2)(CC)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Continuous Capital, LLC, dated September 25, 2018 is incorporated by reference to PEA No. 329
(2)(CC)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Continuous Capital, LLC, dated November 13, 2018, is incorporated by reference to PEA No. 355

(2)(CC)(iii)

Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Continuous Capital, LLC, dated June 10, 2019, is incorporated by reference to PEA No. 355

	(2)(DD)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Tocqueville Asset Management, L.P., dated September 13, 2018, is incorporated by reference to PEA No. 322
(2)(EE)

Investment Advisory Agreement among American Beacon Cayman TargetRisk Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to PEA No. 331

	(2)(FF)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and SSI Investment Management LLC, dated May 31, 2019, is incorporated by reference to PEA No. 355
(2)(GG)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and American Century Investment Management, Inc., dated January 7, 2020, is incorporated by reference to PEA No. 362

(e)	(1)

Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to Post-Effective Amendment No. 312, filed March 28, 2018 ("PEA No. 312")

(2)

First Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to PEA No. 312

4

(3)

Second Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 15, 2018, is incorporated by reference to Post-Effective Amendment No. 319, filed September 14, 2018 ("PEA No. 319")

(4)

Third Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 6, 2018, is incorporated by reference to PEA No. 329

(5)

Fourth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated April 22, 2019, is incorporated by reference to PEA No. 348

(6)

Fifth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 17, 2019, is incorporated by reference to PEA No. 355

(7)

Sixth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated August 20, 2019, is incorporated by reference to PEA No. 355

(8)

Seventh Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 15, 2019, is incorporated by reference to Post-Effective Amendment No. 357, filed November 22, 2019 ("PEA No. 357")

(9)

Eighth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 362

(10)

Ninth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated April 30, 2020, is incorporated by reference to PEA No. 368

(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)

Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 27, 1998 ("PEA No. 24")

(2)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 9, 2019, is incorporated by reference to Post-Effective Amendment No. 353, filed May 30, 2019 ("PEA No. 353")

	(3)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 13, 2019, is incorporated by reference to PEA No. 355
	(4)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 15, 2019, is incorporated by reference to PEA No. 357
	(5)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective January 22, 2020, is incorporated by reference to PEA No. 362
	(6)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 15, 2020, is incorporated by reference to PEA No. 368
(h)	(1)(A)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24
(1)(B)

Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42, filed February 28, 2003

	(1)(C)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64, filed March 1, 2007
	(1)(D)	Amendment to Transfer Agency and Service Agreement, dated January 17, 2017, is incorporated by reference to Post-Effective Amendment No. 278, filed February 28, 2017 ("PEA No. 278")
	(1)(E)	Amendment to Transfer Agency and Service Agreement, dated September 11, 2017, is incorporated by reference to Post-Effective Amendment No. 298, filed September 15, 2017
	(1)(F)	Amendment to Transfer Agency and Service Agreement, dated October 16, 2017, is incorporated by reference to Post-Effective Amendment No. 303, filed November 14, 2017
(1)(G)

Amendment to and Assignment of Transfer Agency and Service Agreement from State Street Bank and Trust Company to Boston Financial Data Services, Inc. dated September 5, 2017, is incorporated by reference to Post-Effective Amendment No. 313, filed April 25, 2018

	(1)(H)	Amendment to Transfer Agency and Service Agreement, dated July 30, 2018, is incorporated by reference to PEA No. 319
	(1)(I)	Amendment to Transfer Agency and Service Agreement, dated November 16, 2018, is incorporated by reference to Post-Effective Amendment No. 330, filed December 21, 2018 ("PEA No. 330")
	(1)(J)	Amendment to Transfer Agency and Service Agreement, dated February 25, 2019, is incorporated by reference to PEA No. 348
	(1)(K)	Amendment to Transfer Agency and Service Agreement, dated October 31, 2019, is incorporated by reference to PEA No. 357
	(1)(L)	Amendment to Transfer Agency and Service Agreement, dated January 13, 2020, is incorporated by reference to PEA No. 362
	(1)(M)	Amendment to Transfer Agency and Service Agreement, dated February 18, 2020, is incorporated by reference to Post-Effective Amendment No. 364, filed February 28, 2020 ("PEA No. 364")

5

(1)(N)	Amendment to Transfer Agency and Service Agreement, dated April 30, 2020, is incorporated by reference to PEA No. 368
(2)(A)

Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to Post-Effective Amendment No. 300, filed October 23, 2017 ("PEA No. 300")

(2)(B)

Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

(2)(C)

Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

(2)(D)

Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 351, filed May 15, 2019

(2)(E)	Fifth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 12, 2020, is incorporated by reference to PEA No. 368
(2)(F)	Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020 - (filed herewith)
(3)	Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269
(4)(A)

Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated June 10, 2019, is incorporated by reference to PEA No. 357

(4)(B)

First Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective April 30, 2020, is incorporated by reference to PEA No. 368

(5)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009
(6)

Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No. 45, filed May 1, 2003 ("PEA No. 45")

(7)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 84, filed March 16, 2010
(7)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated April 30, 2020, is incorporated by reference to PEA No. 368
(8)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 ("PEA No. 90")
(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated April 30, 2020, is incorporated by reference to PEA No. 368
(9)(A)

Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Bridgeway Large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund Investor and Y Class Shares, dated March 4, 2020, is incorporated by reference to Post-Effective Amendment No. 366, filed April 28, 2020 ("PEA No. 366")

(9)(B)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Zebra Small Cap Equity Fund, dated November 12, 2019, is incorporated by reference to PEA No. 358
(9)(C)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund and American Beacon Mid-Cap Value Fund, dated February 21, 2020, is incorporated by reference to PEA No. 364

(9)(D)

Agreement to Reimburse Certain Tax Expenses for American Beacon ARK Transformational Innovation Fund, dated December 18, 2018, is incorporated by reference to Post-Effective Amendment No. 334, filed December 21, 2018

(9)(E)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Crescent Short Duration High Income Fund, American Beacon Continuous Capital Emerging Markets Fund, American Beacon GLG Total Return Fund and American Beacon Frontier Markets Income Fund, dated May 14, 2020, is incorporated by reference to PEA No. 368

(9)(F)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Tocqueville International Value Fund, dated November 6, 2018, is incorporated by reference to Post-Effective Amendment No. 341
(9)(G)(i)	Fee Waiver/Expense Reimbursement Agreement for American Beacon SSI Alternative Income Fund, dated November 6, 2018, is incorporated by reference to PEA No. 329
(9)(G)(ii)	Fee Waiver/Expense Reimbursement Agreement Extension for American Beacon SSI Alternative Income Fund, dated January 22, 2019, is incorporated by reference to PEA No. 348

6

	(9)(H)	Fee Waiver/Expense Reimbursement Agreement for A Class and C Class Shares of American Beacon ARK Transformational Innovation Fund, dated November 6, 2018, is incorporated by reference to PEA No. 331
	(9)(I)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Stephens Small Cap Growth Fund A, C, R6 and R5 Class Shares, dated August 20, 2019, is incorporated by reference to PEA No. 355
	(9)(J)	Fee Waiver/Expense Reimbursement Agreement for R6 Class Shares of American Beacon Garcia Hamilton Quality Bond Fund, dated August 20, 2019, is incorporated by reference to PEA No. 355
(9)(K)

Fee Waiver/Expense Reimbursement Agreement for American Beacon ARK Transformational Innovation Fund, American Beacon TwentyFour Strategic Income Fund, American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund, dated August 20, 2019, is incorporated by reference to PEA No. 355

	(9)(L)	Fee Waiver/Expense Reimbursement Agreement for American Beacon TwentyFour Short Term Bond Fund, dated November 12, 2019, is incorporated by reference to PEA No. 362
(i)		Opinion and consent of counsel — (to be filed by amendment)
(j)		Consent of Independent Registered Public Accounting Firm — (none)
(k)		Financial statements omitted from prospectus — (none)
(l)		Letter of Investment Intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), dated May 1, 2003, is incorporated by reference to PEA No. 45
	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, dated February 16, 2010 is incorporated by reference to Post-Effective Amendment No. 88, filed May 17, 2010
	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated April 30, 2020, is incorporated by reference to PEA No. 368
	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 25, 2010, is incorporated by reference to PEA No. 90
	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated April 30, 2020, is incorporated by reference to PEA No. 368
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated August 23, 2017, is incorporated by reference to PEA No. 355
(p)	(1)

Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and Resolute Investment Distributors, Inc., dated August 30, 2019, is incorporated by reference to PEA No. 355

	(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2018, is incorporated by reference to PEA No. 364
	(3)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2019, is incorporated by reference to PEA No. 364
	(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, and revised June 3, 2019, is incorporated by reference to PEA No. 364
	(5)	Code of Ethics of Foundry Partners, LLC, dated July 10, 2013, and amended December 20, 2016, is incorporated by reference to PEA No. 278
	(6)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated August 15, 2017, is incorporated by reference to PEA No. 310
(7)

Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated September 2018, is incorporated by reference to Post-Effective Amendment No. 344, filed February 28, 2019 ("PEA No. 344")

	(8)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised February 2019, is incorporated by reference to PEA No. 364
(9)

Code of Ethics/Personal Trading for The Bank of New York Mellon, parent company of Mellon Investment Corporation (f/k/a BNY Asset Management North America Corporation), dated November 2019, is incorporated by reference to PEA No. 364

	(10)	Code of Ethics of Zebra Capital Management, LLC, dated July 15, 2018, is incorporated by reference to PEA No. 330
	(11)	Code of Ethics of Strategic Income Management, LLC, dated January 2019, is incorporated by reference to PEA No. 358
	(12)	Code of Ethics of Massachusetts Financial Services Co., dated February 1, 2019, is incorporated by reference to PEA No. 364
	(13)	Code of Ethics for Stephens Investment Management Group, LLC, dated August 2015, is incorporated by reference to Post-Effective Amendment No. 288, filed April 25, 2017

7

(14)	Code of Ethics for Bridgeway Capital Management, Inc., dated September 23, 2019, is incorporated by reference to PEA No. 366
(15)	Code of Ethics for The London Company of Virginia, LLC, dated August 8, 2019, is incorporated by reference to PEA No. 358
(16)	Code of Ethics for Global Evolution USA, LLC, dated January 2020, is incorporated by reference to PEA No. 368
(17)	Code of Ethics for AHL Partners LLP and GLG LLC, dated February 2019, is incorporated by reference to PEA No. 348
(18)	Code of Ethics for Bahl & Gaynor, Inc., dated December 6, 2019, is incorporated by reference to PEA No. 366
(19)	Code of Ethics for Crescent Capital Group LP, dated May 17, 2019, is incorporated by reference to PEA No. 368
(20)	Code of Ethics for Hillcrest Asset Management, LLC, dated December 15, 2017, is incorporated by reference to PEA No. 310
(21)	Code of Ethics for Sound Point Capital Management, LP, dated August 2012, as amended January 2019, is incorporated by reference to PEA No. 358
(22)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated January 2018, is incorporated by reference to PEA No. 344
(23)	Code of Ethics for ARK Investment Management LLC, as amended January 25, 2019, is incorporated by reference to PEA No. 355
(24)	Code of Ethics for TwentyFour Asset Management (US) LP, is incorporated by reference to Post-Effective Amendment No. 318, filed August 29, 2018
(25)	Code of Ethics for WEDGE Capital Management L.L.P., dated February 21, 2017, is incorporated by reference to PEA No. 310
(26)	Code of Ethics for Shapiro Capital Management, LLC, dated August 2018, is incorporated by reference to PEA No. 355
(27)	Code of Ethics for Aberdeen Asset Managers Limited, dated 2019, is incorporated by reference to PEA No. 368
(28)	Code of Ethics for Continuous Capital, LLC, dated April 30, 2018, is incorporated by reference to PEA No. 317
(29)	Code of Ethics for Tocqueville Asset Management, L.P., dated January 15, 2017, is incorporated by reference to PEA No. 319
(30)	Code of Ethics for SSI Investment Management LLC (formerly known as SSI Investment Management Inc.), dated June 25, 2019, is incorporated by reference to PEA No. 355
(31)	Code of Ethics for American Century Investment Management, Inc., dated August 21, 2019, is incorporated by reference to PEA No. 362
Other Exhibits
(i)	Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, dated March 3, 2020, is incorporated by reference to PEA No. 366

Item 29. Persons Controlled by or under Common Control with Registrant

None.

Item 30. Indemnification

Article XI of the Amended and Restated Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified by the Trust and each series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

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(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice. Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Aberdeen Asset Managers Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and

9

all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of and to the extent of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with American Century Investment Management, Inc. provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with ARK Investment Management LLC provides, in relevant part, that:

9. Liability of the Parties. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person of the Adviser within the meaning of Section 2(a)(3) of the Investment Company Act ("Affiliated Person"), and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager ("Controlling Person"), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such Affiliated Person or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any Affiliate Person acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

The Manager agrees to indemnify and hold harmless, the Adviser, any Affiliated Person of the Adviser, and each Controlling Person of the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its Affiliated Persons or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager's responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager or by any of its directors, officers, employees, agents, or any Affiliated Person acting on behalf of the Manager of the Manager's obligations and/or duties under its agreements with the Trust or the Funds. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bahl & Gaynor, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with BNY Mellon Asset Management North America Corporation (now known as Mellon Investment Corporation) provides that:

10

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys' fees and expenses, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Continuous Capital, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Crescent Capital Group LP provides that:

9. Liability of Adviser. Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust in connection with the Adviser's discharge of its obligations hereunder shall have liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Foundry Partners, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with GLG LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or

11

controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hillcrest Asset Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Shapiro Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sound Point Capital Management, LP provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the

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Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Form of Investment Advisory Agreement with SSI Investment Management LLC provides that:

9. Liability of Adviser and Manager. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement. Each of the Adviser and the Manager agrees to indemnify and hold harmless, the other party, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the other party, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the other party or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the indemnifying party's responsibilities to the Trust based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the indemnifying party's obligations and/or duties under this Agreement by the indemnifying party or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the indemnifying party. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Tocqueville Asset Management, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) ("Losses"), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager's obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person's own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an "Adviser Indemnified Persons") against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager's responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager's obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person's own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

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Numbered Paragraph 9 of the Investment Advisory Agreement with WEDGE Capital Management L.L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser's obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), "Resolute Indemnitees") from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a "Resolute Claim")

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients' agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the "Client Indemnitees" and, with the Resolute Indemnitees, an "Indemnitee"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a "Client Claim" and, with a Resolute Claim, a "Claim"):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute's agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(d) The Client or Resolute (for purpose of this Section 4.2(d), an "Indemnifying Party") may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

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(e) An Indemnifying Party's obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third-party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute's rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, "Liability") based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA's failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA's indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 31.

I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the "Manager") offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Rosemary K. Behan; Vice President, Secretary and General Counsel

Vice President, Secretary and Chief Legal Officer , American Beacon Funds Complex; Secretary, Resolute Investment Holdings LLC; Secretary, Resolute Topco, Inc.; Secretary, Resolute Acquisition, Inc.; Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc.; Vice President, Secretary and General Counsel, Resolute Investment Services; Secretary, American Private Equity Management, L.L.C.; Vice President and Secretary, Continuous Capital, LLC; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, American Beacon Cayman Transformational Innovation Company, Ltd.; Secretary, American Beacon Delaware Transformational Innovation Corporation; Secretary, American Beacon Cayman TargetRisk Company, Ltd.; Secretary, Green Harvest Asset Management

Christopher L. Collins; Director

Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Stephen C. Dutton; Director

Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Melinda G. Heika; Treasurer and Chief Financial Officer

Treasurer and Chief Accounting Officer, American Beacon Funds Complex; Treasurer, Resolute Investment Holdings, LLC; Treasurer, Resolute Topco, Inc.; Treasurer, Resolute Acquisition, Inc.; Treasurer and CFO, Resolute Investment Managers, Inc.; Treasurer and CFO, Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C.; Treasurer and Chief Financial Officer, Continuous Capital, LLC; Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, American Beacon Cayman Transformational Innovation, Ltd.; Treasurer, American Beacon Delaware Transformational Innovation Corporation; Treasurer, American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, Green Harvest Asset Management

Takashi B. Moriuchi; Director

Director, Resolute Investment Holdings, LLC; Director, Resolute Topco, Inc; Director, Resolute Acquisition, Inc.; Director, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Gene L. Needles, Jr.; Director, Chairman and Chief Executive Officer

President, American Beacon Funds Complex; Director, CEO and Chairman, President (2015-2018), Resolute Investment Holdings, LLC; Director, Chairman and CEO, President (2015-2018), Resolute Topco, Inc.; Director, Chairman and CEO, President (2015-2018), Resolute Acquisition, Inc.; Director, Chairman and CEO, President (2015-2018), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors, Inc.; Director, Chairman, President and CEO, Resolute Investment Services, Inc.; Manager, President and CEO, American Private Equity Management, LLC; Director, ARK Investment Management LLC; Director, Shapiro Capital Management LLC; Director, Chairman and CEO, Continuous Capital, LLC; Trustee, American Beacon NextShares Trust; President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and President, American Beacon Cayman Transformational Innovation Company, Ltd.; President, American Beacon Delaware Transformational Innovation Corporation; President, American Beacon Cayman TargetRisk Company, Ltd.; Director, RSW Investment Holdings LLC; Manager, SSI Investment Management LLC; Director, Green Harvest Asset Management; Director, National Investment Services of America, LLC

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Jeffrey K. Ringdahl; Director, President and Chief Operating Officer

Vice President, American Beacon Funds Complex; Director and President, Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director and President, Senior Vice President (2015-2018), Resolute Topco, Inc.; Director and President, Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director, President and COO, Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc.; Director, President and COO, Executive Vice President (2015-2018), Resolute Investment Services, Inc.; Manager and Senior Vice President, American Private Equity Management, LLC; Director, Shapiro Capital Management, LLC; Director, Executive Vice President and Chief Operating Officer, Continuous Capital, LLC; Trustee, American Beacon NextShares Trust; Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd.; Vice President, American Beacon Delaware Transformational Innovation Corporation; Vice President, American Beacon Cayman TargetRisk Company, Ltd.; Director, RSW Investment Holdings LLC; Manager, SSI Investment Management LLC; Director, National Investment Services of America, LLC

The principal address of each of the entities referenced above, other than ARK Investment Management LLC, Green Harvest Asset Management, RSW Investment Holdings LLC, Shapiro Capital Management LLC, SSI Investment Management LLC and National Investment Services of America, LLC is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of ARK Investment Management LLC is 155 West 19th Street, Fifth Floor, New York, New York 10011. The Principal address of Green Harvest Asset Management is 110 Brewery Lane, Suite 501, Portsmouth, New Hampshire 03801. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 9440 Santa Monica Blvd, 8th Floor, Beverly Hills, California 90210. The principal address of National Investment Services of America, LLC is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI, 53202.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

Aberdeen Asset Managers Limited ("Aberdeen") is a registered investment adviser and is an investment sub-adviser for the American Beacon Frontier Markets Income Fund. The principal address of Aberdeen is 10 Queens Terrace, Aberdeen, United Kingdom, AB10 1XL. Information as to the officers and directors of Aberdeen is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162309), and is incorporated herein by reference.

AHL Partners LLP ("AHL") is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund. The principal address of AHL is 2 Swan Lane, London, United Kingdom EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

American Century Investment Management, Inc. ("American Century") is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address for American Century is 4500 Main Street, Kansas City, Missouri 64111. Information as to the Officers and Directors of American Century is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105778), and is incorporated herein by reference.

ARK Investment Management LLC ("ARK") is a registered investment adviser and is an investment sub-advisor for the American Beacon ARK Transformational Innovation Fund. The principal address for ARK is 3 East 28th Street, Seventh Floor, New York, New York 10016. ARK was formed in June 2013 and registered as an investment adviser with the U.S. Securities and Exchange Commission in January 2014. Information as to the Officers and Directors of ARK is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169525), and is incorporated herein by reference.

Bahl & Gaynor, Inc. ("Bahl & Gaynor") is a registered investment adviser and is an investment sub-advisor for the American Beacon Bahl & Gaynor Small Cap Growth Fund. The principal address of Bahl & Gaynor is 255 East Third Street, Suite 2700 Cincinnati, OH 45202. Information as to the officers and directors of Bahl & Gaynor is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106139), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow") is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value Fund. The principal business address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761. Information as to the officers and directors of Barrow is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105519), and is incorporated herein by reference.

Brandywine Global Investment Management, LLC ("Brandywine") is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Brandywine is 1735 Market Street, Suite 1800, Philadelphia PA 19103. Information as to the officers and directors of Brandywine is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110783), and is incorporated herein by reference.

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Bridgeway Capital Management, Inc. ("Bridgeway") is a registered investment adviser and is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund and the American Beacon Bridgeway Large Cap Growth Fund. The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, Texas 77046. Information as to the officers and directors of Bridgeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 111441), and is incorporated herein by reference.

Causeway Capital Management LLC ("Causeway"), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information as to the officers and directors of Causeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Continuous Capital, LLC ("Continuous Capital") is a registered investment adviser and is the investment sub-advisor for the American Beacon Continuous Capital Emerging Markets Fund. The principal office of Continuous Capital is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039. Continuous Capital is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Information as to the officers and directors of Continuous Capital is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 292774), and is incorporated herein by reference.

Crescent Capital Group LP ("Crescent Capital") is a registered investment adviser and is the investment sub-advisor for the American Beacon Crescent Short Duration High Income Fund, whose principal office is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025. Information as to the officers and directors of Crescent Capital is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 153966), and is incorporated herein by reference.

Foundry Partners, LLC ("Foundry") is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Foundry is 323 Washington Avenue N., Suite 360, Minneapolis, MN 55401. Information as to the officers and directors of Foundry is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 164863), and is incorporated herein by reference.

Garcia Hamilton & Associates, L.P. ("Garcia Hamilton") is a registered investment adviser and is the investment sub-adviser for the American Beacon Garcia Hamilton Quality Bond Fund. The principal address of Garcia Hamilton is 1401 McKinney Street, Suite 1600, Houston, Texas 77010. Information as to the officers and directors of Garcia Hamilton is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 108017), and is incorporated herein by reference.

GLG LLC ("GLG") is a registered investment adviser and is the investment sub-advisor for the American Beacon GLG Total Return Fund. The principal address of GLG is 452 Fifth Avenue, 27th Floor New York, NY. GLG is an investment advisory firm formed in April 2002. GLG is a limited liability company that is directly owned by Man Litchfield, Inc. Man Litchfield is a wholly owned subsidiary of Man Investments Holdings, Inc., which is a subsidiary of Man Group plc, the ultimate parent company of GLG. Information as to the officers and directors of GLG is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 138802), and is incorporated herein by reference.

Global Evolution USA, LLC ("Global Evolution") is a registered investment adviser and is an investment sub-advisor for the American Beacon Frontier Markets Income Fund. The principal address of Global Evolution is 250 Park Avenue, 19th floor, New York, NY 10177, United States. Global Evolution's parent company is Global Evolution Fondsmaeglerselskab A/S and is located at Kokholm 3A, DK-6000 Kolding, Denmark. Information as to the officers and directors of Global Evolution is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 161677), and is incorporated herein by reference.

Hillcrest Asset Management, LLC ("Hillcrest") is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Hillcrest is 2805 Dallas Parkway, Suite 260, Plano, Texas 75093. Information as to the officers and directors of Hillcrest is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 145078), and is incorporated herein by reference.

Hotchkis and Wiley Capital Management, LLC ("Hotchkis") is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439. Information as to the officers and directors of Hotchkis is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 114649), and is incorporated herein by reference.

Lazard Asset Management, LLC ("Lazard") is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, NY 10112. Information as to the officers and directors of Lazard is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 122836), and is incorporated herein by reference.

Massachusetts Financial Services Company ("MFS") is a registered investment adviser and is an investment sub-adviser for the American Beacon Large Cap Value Fund. The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada. Information as to the officers and directors of MFS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110045), and is incorporated herein by reference.

Mellon Investments Corporation ("Mellon") (f/k/a BNY Asset Management North America Corporation), is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Mellon is One Boston Place, 201 Washington Street, Boston, MA 02108. Information as to the officers and directors of Mellon is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105764), and is incorporated herein by reference.

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Pzena Investment Management, LLC ("Pzena") is a registered investment adviser and is an investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of Pzena is 320 Park Avenue, 8th Floor, New York, NY 10022. Information as to the officers and directors of Pzena is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106847), and is incorporated herein by reference.

Shapiro Capital Management, LLC ("Shapiro"), is a registered investment adviser and is an investment subadvisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555, Atlanta, GA 30305. Shapiro is majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Shapiro was founded in 1990. Information as to the Officers and Directors of Shapiro is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105581), and is incorporated herein by reference.

Sound Point Capital Management, LP ("Sound Point") is a registered investment adviser and is the investment sub-advisor for the American Beacon Sound Point Floating Rate Income Fund. The principal address of Sound Point is 375 Park Avenue, 33rd Floor, New York, NY 10152. Information as to the officers and directors of Sound Point is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 157479), and is incorporated herein by reference.

SSI Investment Management LLC ("SSI") is a registered investment adviser and is the investment sub-advisor for the American Beacon SSI Alternative Income Fund. The principal address of SSI is 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, CA 90210. SSI is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Information as to the officers and directors of SSI is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 104889), and is incorporated herein by reference.

Stephens Investment Management Group, LLC ("SIMG") is a registered investment adviser and is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201. Information as to the officers and directors of SIMG is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 136369), and is incorporated herein by reference.

Strategic Income Management, LLC ("SiM") is a registered investment adviser and is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109. Information as to the officers and directors of SiM is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 151956), and is incorporated herein by reference.

The London Company Of Virginia, LLC ("London Company") is a registered investment adviser and is the investment sub-adviser for the American Beacon London Company Income Equity Fund. The principal place of business address of London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226. Information as to the officers and directors of London Company is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106654), and is incorporated herein by reference.

Tocqueville Asset Management, L.P. ("Tocqueville") is a registered investment adviser and is an investment sub-advisor for the American Beacon Tocqueville International Value Fund. The principal address of Tocqueville is 40 West 57th Street, 19th Floor, New York, NY 10019. Information as to the officers and directors of Tocqueville is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105690), and is incorporated herein by reference.

TwentyFour Asset Management (US) LP ("TwentyFour") is a registered investment adviser and is an investment sub-advisor for the American Beacon TwentyFour Strategic Income Fund and the American Beacon TwentyFour Short Term Bond Fund. The principal address of TwentyFour is 1540 Broadway, 38th Floor, New York, New York 10036. Information as to the officers and directors of TwentyFour is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 285791), and is incorporated herein by reference.

WEDGE Capital Management, L.L.P. ("WEDGE") is a registered investment adviser and is the investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of WEDGE is 301 South College Street, Suite 3800, Charlotte, NC 28202. Information as to the officers and directors of WEDGE is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106234), and is incorporated herein by reference.

Zebra Capital Management, LLC ("Zebra") is a registered investment adviser and is the investment sub-advisor for the American Beacon Zebra Small Cap Equity Fund. The principal address of Zebra is 2187 Atlantic Street, 4th Floor, Stamford, CT 06902. Information as to the officers and directors of Zebra is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 126285), and is incorporated herein by reference.

Item 32. Principal Underwriter

(a) Resolute Investment Distributors, Inc. (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1

American Beacon Funds

2

American Beacon Select Funds

3

American Beacon Sound Point Enhanced Income Fund

4

American Beacon Apollo Total Return Fund

(b) The following are the Officers and Managers of the Distributor, the Registrant's underwriter. The Distributor's main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

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Name	Address	Position with Underwriter	Position with Registrant
Gene L. Needles, Jr.	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Chairman, President, and CEO	President
Jeffrey K. Ringdahl	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Executive Vice President	Vice President
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Chief Legal Officer and Secretary
Brian E. Brett	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Senior Vice President	Vice President
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian and fund accounting agent at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust's transfer agent, DST Asset Manager Solutions, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust's investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 370 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on  June 18, 2020.

AMERICAN BEACON FUNDS
By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 370 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	June 18, 2020
Gene L. Needles, Jr

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 18, 2020
Melinda G. Heika

Gilbert G. Alvarado*	Trustee	June 18, 2020
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	June 18, 2020
Joseph B. Armes

Gerard J. Arpey*	Trustee	June 18, 2020
Gerard J. Arpey

Brenda A. Cline*	Chair and Trustee	June 18, 2020
Brenda A. Cline

Eugene J. Duffy*	Trustee	June 18, 2020
Eugene J. Duffy

Claudia A. Holz*	Trustee	June 18, 2020
Claudia A. Holz

Douglas A. Lindgren*	Trustee	June 18, 2020
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	June 18, 2020
Barbara J. McKenna

R. Gerald Turner*	Trustee	June 18, 2020
R. Gerald Turner

*By:	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

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EXHIBIT INDEX

Type	Description
99.(h)(2)(F)	Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020

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